UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02790
                                                     ---------

                    FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/10
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



MARCH 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                 TAX-FREE INCOME

                                    FRANKLIN
                        CALIFORNIA TAX-FREE INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin California Tax-Free Income Fund ..................................    4
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   46
Notes to Financial Statements .............................................   50
Report of Independent Registered Public Accounting Firm ...................   59
Tax Designation ...........................................................   60
Board Members and Officers ................................................   61
Shareholder Information ...................................................   66

Shareholder Letter

Dear Shareholder:

U.S. economic activity expanded for most of the fiscal year ended March 31, 2010. Although many observers considered the global recession over, most economists warned that growth would be sluggish as consumers and the financial system continued to climb out of debt.

The federal funds target rate remained unchanged over the period at a historically low range of 0% to 0.25%; however, the Federal Reserve Board (Fed) was very active and employed other strategies to help stem the crisis, resulting in a substantial increase in its balance sheet. The Fed established various lending and liquidity facilities and through quantitative easing purchased mortgage securities and Treasuries, all in an effort to encourage long-term interest rates to move lower. In testimony to Congress in February, Chairman Bernanke once again stated that short-term rates were likely to remain exceptionally low for an extended period until the Fed feels a broader economic recovery has taken hold.

Most major financial markets showed signs of recovery, and equity markets staged a strong rally since March 2009. As financial markets moved off their lows, commodity prices rebounded. Overall inflation, however, remained tame. Chairman Bernanke began to prepare markets for the unwinding of the Fed's accommodative policy and the exit strategy for its lending and liquidity facilities. On February 18, the Fed raised the largely symbolic discount rate to 0.75%. This first tightening move was designed to encourage banks to borrow short-term funds from money markets rather than the central bank.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

The municipal bond market experienced a healthy rebound in the 12-month period under review; the Barclays Capital (BC) Municipal Bond Index returned +9.69% and securities with maturities 22 years and longer, which make up a substantial portion of the portfolio, returned +17.35%.(1)

Although it looked as if the banking and financial crisis may have turned the corner and economic recovery was under way, we think a note of caution is warranted. We believe such areas of the economy as employment, housing, state and local government budgets, and the finance and banking sector will continue to face challenges and show signs of pressure for an indefinite period. Another area of concern is the large, projected federal budget deficit and its potential long-term effect on interest rates and economic growth.

We believe it is especially important during uncertain times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market conditions.

Franklin California Tax-Free Income Fund's annual report goes into greater detail about municipal bond market conditions during the period. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC Municipal Bond Index:
     Long Component is the long (22+ years) component of the BC Municipal Bond Index.


                       2 | Not part of the annual report

Please check our website at franklintempleton.com for special portfolio manager commentary. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman, President and
Chief Executive Officer - Investment Management
Franklin California Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Franklin California
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments as of 3/31/10**

                                  (PIE CHART)

AAA .....................   22.9%
AA ......................   15.3%
A .......................   30.8%
BBB .....................   19.1%
Below Investment Grade ..    6.1%
Not Rated by S&P ........    5.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. The letter ratings are provided to indicate the creditworthiness of the Fund's bond holdings and generally can range from AAA or Aaa (highest) to Below Investment Grade (lowest).

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.1%      1.2%
AA or Aa                   0.2%       --
A                          1.3%      0.5%
BBB or Baa                 1.4%      1.0%
Below Investment Grade      --       0.1%
                           ---       ---
Total                      3.0%      2.8%
                           ---       ---

We are pleased to bring you Franklin California Tax-Free Income Fund's annual report for the fiscal year ended March 31, 2010.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                               4 | Annual Report

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $6.42 on March 31, 2009, to $6.99 on March 31, 2010. The Fund's Class A shares paid dividends totaling 33.20 cents per share for the reporting period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.44% based on an annualization of the 2.70 cent per share March dividend and the maximum offering price of $7.30 on March 31, 2010. An investor in the 2010 maximum combined effective federal and California personal income tax bracket of 41.21% would need to earn a distribution rate of 7.55% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary. During the year under review, renewed investor interest in municipal bonds and limited new-issue supply tended to reduce the Fund's income, which caused dividends to decline slightly.

STATE UPDATE

California's large, diverse and wealthy economy has a gross state product of $1.8 trillion and is responsible for 13% of U.S. gross domestic product.(3) However, during the year under review, the state's economy remained weak and was not expected to experience an economic rebound sooner than the nation as a whole. Its unemployment rate rose sharply to 12.6% by March 2010, which was higher than the 9.7% national rate.(4) Some positive trends that may bode well for California's growth prospects are its well-educated workforce, capacity to attract venture capital, prominence in the growing biotechnology and alternative energy industries, and stabilizing real estate market. In addition, the state experienced a significant rebound in manufacturing activity in 2010's first quarter.

Limited fiscal flexibility, a difficult political environment and weak revenue collections made the state financially vulnerable during the recent downturn. Approval by two-thirds of the legislature is required to pass a budget and the governor needs legislative consent to raise revenues or order spending cuts. Additionally, voter approval is required to issue general obligation or deficit bonds. On July 28, 2009, Governor Schwarzenegger signed an amended budget passed by the California Senate and General Assembly. The budget closed a gap

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Moody's Investors Service, "New Issue: Moody's Assigns Baa1 to up to $2B State of California General Obligation Bonds; Outlook is Stable," 2/24/10.

(4.) Source: Bureau of Labor Statistics.


                               Annual Report | 5

DIVIDEND DISTRIBUTIONS(2)

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH             CLASS A       CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
April 2009       2.80 cents   2.51 cents   2.52 cents     2.85 cents
May 2009         2.80 cents   2.51 cents   2.52 cents     2.85 cents
June 2009        2.80 cents   2.49 cents   2.49 cents     2.84 cents
July 2009        2.80 cents   2.49 cents   2.49 cents     2.84 cents
August 2009      2.80 cents   2.49 cents   2.49 cents     2.84 cents
September 2009   2.80 cents   2.48 cents   2.50 cents     2.86 cents
October 2009     2.80 cents   2.48 cents   2.50 cents     2.86 cents
November 2009    2.80 cents   2.48 cents   2.50 cents     2.86 cents
December 2009    2.70 cents   2.34 cents   2.36 cents     2.75 cents
January 2010     2.70 cents   2.34 cents   2.36 cents     2.75 cents
February 2010    2.70 cents   2.34 cents   2.36 cents     2.75 cents
March 2010       2.70 cents   2.34 cents   2.36 cents     2.75 cents

of more than $24 billion through cuts, raids on local funds, accounting maneuvers and one-time revenues.(3) Since that time, the projected current-year budget gap increased. In response, the governor declared a state fiscal emergency and called the legislature into special sessions to address the gaps. In January 2010, the governor proposed a fiscal year 2011 budget that would close the remaining $19 billion current and next fiscal-year gaps and leave a $1 billion surplus.(3) To close the shortfalls, the proposed budget included spending cuts ($8.5 billion), additional federal funds ($7 billion) and other measures ($4 billion) such as fund shifts and accounting maneuvers.(3) In March, the state collected more in taxes than anticipated for the fourth consecutive month.(5) State revenues outpaced forecasts by $356 million in March, and for the current fiscal year, collections exceeded budget forecasts by $2.3 billion, or 4.1%.(5) Despite the positive revenue trend, the budget remained significantly out of balance.

The state's tax-supported debt was $1,899 per capita or 4.4% of personal income, compared with the $739 and 2.1% national medians.(6) However, with California implementing a long-term strategic plan with voter-authorized projects necessary to support ongoing economic growth, its debt burden is likely to increase in the next few years.

During the period, independent credit rating agency Moody's Investors Service confirmed its Baa1 rating with a stable outlook for California's general obligation bonds.(7) The rating and outlook reflected the budgetary shortfalls the state

(5.) Source: California State Controllers Office, www.sco.ca.gov.

(6.) Source: Standard & Poor's, "U.S. Public Finance Report Card: 2009 State
     Debt Review: Significant Challenges Lie Ahead," 12/16/09.

(7.) This does not indicate Moody's rating of the Fund.


                               6 | Annual Report
faced, as well as possible liquidity strains resulting from such shortfalls, particularly if the legislature fails to enact timely solutions. In addition, Moody's expects the state will address any further challenges to its budgetary balance and liquidity without another major cash crisis.

MUNICIPAL BOND MARKET OVERVIEW

During the 12 months ended March 31, 2010, the municipal bond market delivered solid returns to investors, as the Barclay's Capital (BC) Municipal Bond Index posted a +9.69% total return.(8) The municipal bond market rebounded after suffering one of its worst performance years in 2008. In contrast, the U.S. Treasury market trailed the tax-exempt market during this reporting period with a -1.18% total return as measured by the BC U.S. Treasury Index.(9)

Despite municipal bonds' relative strength, many tax-free bonds retained their pre-tax yield advantage over Treasuries. As of March 31, 2010, the 5.11% yield of the BC Municipal Bond Index: Long Component exceeded the 4.47% yield of the BC U.S. Treasury Index: Long Component.(10) Investors continued to purchase municipal bond fund shares even though budgetary pressures at state and local levels and concerns regarding some issuers' abilities to repay debt were well publicized. According to AMG/Lipper, net inflows into municipal bond mutual funds remained positive for the fourth quarter of 2009 and the first quarter of 2010. In addition to many municipalities' fiscal stress, nearly all municipal bond insurers were downgraded during the last half of 2009, eroding municipal bonds' overall credit quality. However, we believe a recent Moody's Investors Service report bolstered the case for municipal issuers. The study showed a less than 1% default rate for all municipal bonds issued from 1970 through 2009 and higher recovery in the event of a default on average than for corporate issuers. Investor interest also increased for lower investment-grade and speculative-grade issues during the reporting period, which drove the BC Baa Municipal Bond Index up 20.38%, compared with the BC Aaa Municipal Bond Index's +5.93% total return.(11)

(8.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(9.) Source: (C) 2010 Morningstar. The BC U.S. Treasury Index is the U.S.
     Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(10.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index: Long Component is the long (22+ years) component of the BC Municipal Bond Index. The BC U.S. Treasury Index: Long Component is the long component of the BC U.S. Treasury Index and covers public obligations of the U.S. Treasury with a remaining maturity of 10 years or more.

(11.) Source: (C) 2010 Morningstar. The BC Baa Municipal Bond Index is the Baa credit quality component of the BC Municipal Bond Index. The BC Aaa Municipal Bond Index is the Aaa credit quality component of the BC Municipal Bond Index.

PORTFOLIO BREAKDOWN
3/31/10

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     20.9%
Hospital & Health Care                          18.2%
Transportation                                  18.0%
General Obligation                              14.0%
Utilities                                       11.7%
Subject to Government Appropriations             6.8%
Tax-Supported                                    4.8%
Higher Education                                 2.2%
Other Revenue                                    1.8%
Housing                                          1.6%

*    Does not include short-term investments and other net assets.


                               Annual Report | 7

Further aiding positive municipal bond performance during the reporting period was the prospect of rising taxes, lower new tax-exempt issuance and fewer tax shelters. In March 2010, the House of Representatives modified and approved certain provisions of the American Recovery and Reinvestment Act. The original provisions allowed municipalities to issue taxable bonds and receive a 35% federal government subsidy for all coupon payments distributed to investors for the life of the bond. If extensions and modifications approved by the House become law, municipalities would continue to receive a subsidy for their taxable borrowing but at 33% starting in 2011 and declining to 30% in 2013. Rebates of 35% allowed municipalities to borrow significantly below their after-tax cost in the traditional tax-exempt municipal bond market. Historically, a large supply of issuance can be detrimental to municipal bond market performance; however, this was not the case during this reporting period. Although 2009's $409 billion in total issuance surpassed the previous year's, the popularity of Build America Bonds helped drive the municipal bond market's strong total returns.(12) The taxable bonds accounted for approximately 20% of long-term issuance in 2009, which reduced the supply of available municipal bonds for traditional, tax-exempt investors.(13) Solid demand for tax-exempt bonds drove municipal bond prices higher. We think these new, subsidized, taxable municipal bonds are likely to restrain future supply of tax-exempt municipal bonds as long as the government permits their use.

Given the various ratings changes, the relatively steep yield curve, and the reduced tax-exempt supply during the reporting period, we looked for opportunities to keep the portfolios fully invested in longer term bonds, which helped support the Fund's dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund's portfolio generally becomes progressively more diversified with a broad range of securities. This

(12.) Source: Thomson Reuters, THE BOND BUYER, 2/9/10.

(13.) Source: Municipal Securities Rulemaking Board, "Build America Bond
     Issuance and Trade Activity, 2009," February 2010.


                               8 | Annual Report
broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

MANAGER'S DISCUSSION

The mixture of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 9

Performance Summary as of 3/31/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTFX)                    CHANGE   3/31/10   3/31/09
Net Asset Value (NAV)                      +$0.57    $6.99     $6.42
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.3320

CLASS B (SYMBOL: FCABX)                    CHANGE   3/31/10   3/31/09
Net Asset Value (NAV)                      +$0.58    $6.99     $6.41
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.2929

CLASS C (SYMBOL: FRCTX)                    CHANGE   3/31/10   3/31/09
Net Asset Value (NAV)                      +$0.57    $6.98     $6.41
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.2945

ADVISOR CLASS (SYMBOL: FCAVX)              CHANGE   3/31/10   3/31/09
Net Asset Value (NAV)                      +$0.57    $6.98     $6.41
DISTRIBUTIONS (4/1/09-3/31/10)
Dividend Income                  $0.3380


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +14.35%  +21.68%   +65.78%
Average Annual Total Return(2)                       +9.57%   +3.11%    +4.72%
   Distribution Rate(3)                      4.44%
   Taxable Equivalent Distribution Rate(4)   7.55%
   30-Day Standardized Yield(5)              3.91%
   Taxable Equivalent Yield(4)               6.65%
   Total Annual Operating Expenses(6)        0.57%

CLASS B                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +13.87%  +18.45%   +58.52%
Average Annual Total Return(2)                       +9.87%   +3.11%    +4.72%
   Distribution Rate(3)                      4.02%
   Taxable Equivalent Distribution Rate(4)   6.84%
   30-Day Standardized Yield(5)              3.49%
   Taxable Equivalent Yield(4)               5.94%
   Total Annual Operating Expenses(6)        1.13%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +13.74%  +18.35%   +56.84%
Average Annual Total Return(2)                      +12.74%   +3.43%    +4.60%
   Distribution Rate(3)                      4.06%
   Taxable Equivalent Distribution Rate(4)   6.91%
   30-Day Standardized Yield(5)              3.52%
   Taxable Equivalent Yield(4)               5.99%
   Total Annual Operating Expenses(6)        1.13%

ADVISOR CLASS(7)                                    1-YEAR   5-YEAR   10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +14.47%  +22.24%   +66.82%
Average Annual Total Return(2)                      +14.47%   +4.10%    +5.25%
   Distribution Rate(3)                      4.73%
   Taxable Equivalent Distribution Rate(4)   8.05%
   30-Day Standardized Yield(5)              4.17%
   Taxable Equivalent Yield(4)               7.09%
   Total Annual Operating Expenses(6)        0.48%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   3/31/10
-------   -------
1-Year     +9.57%
5-Year     +3.11%
10-Year    +4.72%

CLASS A (4/1/00-3/31/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN CALIFORNIA TAX-FREE     BARCLAYS CAPITAL
   DATE          INCOME FUND - CLASS A      MUNICIPAL BOND INDEX     CPI
----------   ----------------------------   --------------------   --------
  4/1/2000              $ 9,575                    $10,000         $10,000
 4/30/2000              $ 9,479                    $ 9,941         $10,006
 5/31/2000              $ 9,438                    $ 9,889         $10,018
 6/30/2000              $ 9,707                    $10,151         $10,070
 7/31/2000              $ 9,864                    $10,293         $10,093
 8/31/2000              $10,065                    $10,451         $10,093
 9/30/2000              $10,024                    $10,397         $10,146
10/31/2000              $10,125                    $10,510         $10,164
11/30/2000              $10,185                    $10,590         $10,169
12/31/2000              $10,403                    $10,851         $10,164
 1/31/2001              $10,506                    $10,959         $10,228
 2/28/2001              $10,537                    $10,994         $10,269
 3/31/2001              $10,626                    $11,092         $10,292
 4/30/2001              $10,451                    $10,972         $10,333
 5/31/2001              $10,571                    $11,090         $10,380
 6/30/2001              $10,631                    $11,164         $10,397
 7/31/2001              $10,811                    $11,330         $10,368
 8/31/2001              $11,067                    $11,516         $10,368
 9/30/2001              $11,022                    $11,478         $10,415
10/31/2001              $11,114                    $11,615         $10,380
11/30/2001              $11,084                    $11,517         $10,362
12/31/2001              $10,961                    $11,408         $10,321
 1/31/2002              $11,100                    $11,606         $10,345
 2/28/2002              $11,162                    $11,745         $10,386
 3/31/2002              $10,931                    $11,515         $10,444
 4/30/2002              $11,087                    $11,740         $10,502
 5/31/2002              $11,166                    $11,812         $10,502
 6/30/2002              $11,275                    $11,936         $10,508
 7/31/2002              $11,385                    $12,090         $10,520
 8/31/2002              $11,512                    $12,235         $10,555
 9/30/2002              $11,782                    $12,503         $10,572
10/31/2002              $11,526                    $12,296         $10,590
11/30/2002              $11,510                    $12,245         $10,590
12/31/2002              $11,702                    $12,503         $10,567
 1/31/2003              $11,652                    $12,472         $10,613
 2/28/2003              $11,797                    $12,646         $10,695
 3/31/2003              $11,811                    $12,653         $10,759
 4/30/2003              $11,875                    $12,737         $10,736
 5/31/2003              $12,170                    $13,035         $10,718
 6/30/2003              $12,118                    $12,980         $10,730
 7/31/2003              $11,668                    $12,526         $10,742
 8/31/2003              $11,699                    $12,619         $10,783
 9/30/2003              $11,980                    $12,990         $10,818
10/31/2003              $11,961                    $12,925         $10,806
11/30/2003              $12,144                    $13,059         $10,777
12/31/2003              $12,243                    $13,167         $10,765
 1/31/2004              $12,342                    $13,243         $10,818
 2/29/2004              $12,544                    $13,442         $10,876
 3/31/2004              $12,525                    $13,395         $10,946
 4/30/2004              $12,213                    $13,078         $10,981
 5/31/2004              $12,124                    $13,031         $11,046
 6/30/2004              $12,190                    $13,078         $11,081
 7/31/2004              $12,343                    $13,250         $11,063
 8/31/2004              $12,601                    $13,516         $11,069
 9/30/2004              $12,668                    $13,587         $11,092
10/31/2004              $12,805                    $13,704         $11,151
11/30/2004              $12,748                    $13,591         $11,157
12/31/2004              $12,914                    $13,757         $11,116
 1/31/2005              $13,124                    $13,886         $11,139
 2/28/2005              $13,103                    $13,839         $11,203
 3/31/2005              $13,045                    $13,752         $11,291
 4/30/2005              $13,258                    $13,969         $11,367
 5/31/2005              $13,363                    $14,068         $11,355
 6/30/2005              $13,472                    $14,155         $11,361
 7/31/2005              $13,450                    $14,091         $11,414
 8/31/2005              $13,575                    $14,233         $11,472
 9/30/2005              $13,479                    $14,138         $11,612
10/31/2005              $13,401                    $14,052         $11,636
11/30/2005              $13,470                    $14,119         $11,542
12/31/2005              $13,573                    $14,241         $11,495
 1/31/2006              $13,605                    $14,279         $11,583
 2/28/2006              $13,712                    $14,375         $11,606
 3/31/2006              $13,651                    $14,276         $11,671
 4/30/2006              $13,645                    $14,271         $11,770
 5/31/2006              $13,735                    $14,334         $11,828
 6/30/2006              $13,714                    $14,280         $11,852
 7/31/2006              $13,863                    $14,450         $11,887
 8/31/2006              $14,050                    $14,665         $11,910
 9/30/2006              $14,160                    $14,767         $11,852
10/31/2006              $14,233                    $14,859         $11,787
11/30/2006              $14,364                    $14,983         $11,770
12/31/2006              $14,311                    $14,930         $11,787
 1/31/2007              $14,325                    $14,892         $11,823
 2/28/2007              $14,516                    $15,088         $11,887
 3/31/2007              $14,471                    $15,051         $11,995
 4/30/2007              $14,525                    $15,096         $12,073
 5/31/2007              $14,480                    $15,029         $12,147
 6/30/2007              $14,414                    $14,951         $12,170
 7/31/2007              $14,488                    $15,067         $12,167
 8/31/2007              $14,361                    $15,002         $12,145
 9/30/2007              $14,576                    $15,224         $12,178
10/31/2007              $14,631                    $15,292         $12,204
11/30/2007              $14,685                    $15,389         $12,277
12/31/2007              $14,638                    $15,432         $12,268
 1/31/2008              $14,775                    $15,627         $12,329
 2/29/2008              $14,009                    $14,911         $12,365
 3/31/2008              $14,394                    $15,337         $12,472
 4/30/2008              $14,615                    $15,517         $12,548
 5/31/2008              $14,733                    $15,611         $12,654
 6/30/2008              $14,581                    $15,434         $12,781
 7/31/2008              $14,575                    $15,493         $12,848
 8/31/2008              $14,738                    $15,674         $12,797
 9/30/2008              $13,931                    $14,939         $12,779
10/31/2008              $13,523                    $14,787         $12,650
11/30/2008              $13,347                    $14,834         $12,408
12/31/2008              $13,341                    $15,050         $12,280
 1/31/2009              $13,807                    $15,601         $12,333
 2/28/2009              $13,951                    $15,683         $12,394
 3/31/2009              $13,882                    $15,686         $12,425
 4/30/2009              $14,225                    $15,999         $12,456
 5/31/2009              $14,504                    $16,168         $12,492
 6/30/2009              $14,368                    $16,017         $12,599
 7/31/2009              $14,518                    $16,285         $12,579
 8/31/2009              $14,823                    $16,563         $12,607
 9/30/2009              $15,949                    $17,158         $12,615
10/31/2009              $15,522                    $16,798         $12,627
11/30/2009              $15,517                    $16,936         $12,636
12/31/2009              $15,533                    $16,994         $12,614
 1/31/2010              $15,638                    $17,082         $12,657
 2/28/2010              $15,835                    $17,248         $12,660
 3/31/2010              $15,864                    $17,206         $12,712

AVERAGE ANNUAL TOTAL RETURN

CLASS B   3/31/10
-------   -------
1-Year     +9.87%
5-Year     +3.11%
10-Year    +4.72%

CLASS B (4/1/00-3/31/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN CALIFORNIA TAX-FREE      BARCLAYS CAPITAL
   DATE          INCOME FUND - CLASS B       MUNICIPAL BOND INDEX     CPI
----------   ----------------------------   ---------------------   -------
  4/1/2000              $10,000                    $10,000          $10,000
 4/30/2000              $ 9,909                    $ 9,941          $10,006
 5/31/2000              $ 9,862                    $ 9,889          $10,018
 6/30/2000              $10,124                    $10,151          $10,070
 7/31/2000              $10,283                    $10,293          $10,093
 8/31/2000              $10,502                    $10,451          $10,093
 9/30/2000              $10,454                    $10,397          $10,146
10/31/2000              $10,540                    $10,510          $10,164
11/30/2000              $10,597                    $10,590          $10,169
12/31/2000              $10,834                    $10,851          $10,164
 1/31/2001              $10,921                    $10,959          $10,228
 2/28/2001              $10,948                    $10,994          $10,269
 3/31/2001              $11,051                    $11,092          $10,292
 4/30/2001              $10,864                    $10,972          $10,333
 5/31/2001              $10,968                    $11,090          $10,380
 6/30/2001              $11,025                    $11,164          $10,397
 7/31/2001              $11,207                    $11,330          $10,368
 8/31/2001              $11,483                    $11,516          $10,368
 9/30/2001              $11,416                    $11,478          $10,415
10/31/2001              $11,520                    $11,615          $10,380
11/30/2001              $11,468                    $11,517          $10,362
12/31/2001              $11,336                    $11,408          $10,321
 1/31/2002              $11,474                    $11,606          $10,345
 2/28/2002              $11,534                    $11,745          $10,386
 3/31/2002              $11,289                    $11,515          $10,444
 4/30/2002              $11,445                    $11,740          $10,502
 5/31/2002              $11,521                    $11,812          $10,502
 6/30/2002              $11,629                    $11,936          $10,508
 7/31/2002              $11,737                    $12,090          $10,520
 8/31/2002              $11,863                    $12,235          $10,555
 9/30/2002              $12,136                    $12,503          $10,572
10/31/2002              $11,883                    $12,296          $10,590
11/30/2002              $11,861                    $12,245          $10,590
12/31/2002              $12,037                    $12,503          $10,567
 1/31/2003              $11,980                    $12,472          $10,613
 2/28/2003              $12,139                    $12,646          $10,695
 3/31/2003              $12,132                    $12,653          $10,759
 4/30/2003              $12,192                    $12,737          $10,736
 5/31/2003              $12,488                    $13,035          $10,718
 6/30/2003              $12,429                    $12,980          $10,730
 7/31/2003              $11,961                    $12,526          $10,742
 8/31/2003              $11,987                    $12,619          $10,783
 9/30/2003              $12,271                    $12,990          $10,818
10/31/2003              $12,245                    $12,925          $10,806
11/30/2003              $12,444                    $13,059          $10,777
12/31/2003              $12,539                    $13,167          $10,765
 1/31/2004              $12,618                    $13,243          $10,818
 2/29/2004              $12,818                    $13,442          $10,876
 3/31/2004              $12,792                    $13,395          $10,946
 4/30/2004              $12,485                    $13,078          $10,981
 5/31/2004              $12,370                    $13,031          $11,046
 6/30/2004              $12,432                    $13,078          $11,081
 7/31/2004              $12,582                    $13,250          $11,063
 8/31/2004              $12,840                    $13,516          $11,069
 9/30/2004              $12,901                    $13,587          $11,092
10/31/2004              $13,035                    $13,704          $11,151
11/30/2004              $12,972                    $13,591          $11,157
12/31/2004              $13,152                    $13,757          $11,116
 1/31/2005              $13,342                    $13,886          $11,139
 2/28/2005              $13,314                    $13,839          $11,203
 3/31/2005              $13,249                    $13,752          $11,291
 4/30/2005              $13,459                    $13,969          $11,367
 5/31/2005              $13,559                    $14,068          $11,355
 6/30/2005              $13,664                    $14,155          $11,361
 7/31/2005              $13,636                    $14,091          $11,414
 8/31/2005              $13,756                    $14,233          $11,472
 9/30/2005              $13,652                    $14,138          $11,612
10/31/2005              $13,566                    $14,052          $11,636
11/30/2005              $13,630                    $14,119          $11,542
12/31/2005              $13,746                    $14,241          $11,495
 1/31/2006              $13,772                    $14,279          $11,583
 2/28/2006              $13,874                    $14,375          $11,606
 3/31/2006              $13,805                    $14,276          $11,671
 4/30/2006              $13,775                    $14,271          $11,770
 5/31/2006              $13,859                    $14,334          $11,828
 6/30/2006              $13,832                    $14,280          $11,852
 7/31/2006              $13,994                    $14,450          $11,887
 8/31/2006              $14,176                    $14,665          $11,910
 9/30/2006              $14,262                    $14,767          $11,852
10/31/2006              $14,348                    $14,859          $11,787
11/30/2006              $14,454                    $14,983          $11,770
12/31/2006              $14,413                    $14,930          $11,787
 1/31/2007              $14,401                    $14,892          $11,823
 2/28/2007              $14,586                    $15,088          $11,887
 3/31/2007              $14,534                    $15,051          $11,995
 4/30/2007              $14,582                    $15,096          $12,073
 5/31/2007              $14,530                    $15,029          $12,147
 6/30/2007              $14,457                    $14,951          $12,170
 7/31/2007              $14,545                    $15,067          $12,167
 8/31/2007              $14,391                    $15,002          $12,145
 9/30/2007              $14,600                    $15,224          $12,178
10/31/2007              $14,668                    $15,292          $12,204
11/30/2007              $14,695                    $15,389          $12,277
12/31/2007              $14,641                    $15,432          $12,268
 1/31/2008              $14,770                    $15,627          $12,329
 2/29/2008              $14,018                    $14,911          $12,365
 3/31/2008              $14,375                    $15,337          $12,472
 4/30/2008              $14,596                    $15,517          $12,548
 5/31/2008              $14,714                    $15,611          $12,654
 6/30/2008              $14,562                    $15,434          $12,781
 7/31/2008              $14,556                    $15,493          $12,848
 8/31/2008              $14,718                    $15,674          $12,797
 9/30/2008              $13,912                    $14,939          $12,779
10/31/2008              $13,505                    $14,787          $12,650
11/30/2008              $13,329                    $14,834          $12,408
12/31/2008              $13,323                    $15,050          $12,280
 1/31/2009              $13,788                    $15,601          $12,333
 2/28/2009              $13,933                    $15,683          $12,394
 3/31/2009              $13,863                    $15,686          $12,425
 4/30/2009              $14,206                    $15,999          $12,456
 5/31/2009              $14,485                    $16,168          $12,492
 6/30/2009              $14,349                    $16,017          $12,599
 7/31/2009              $14,498                    $16,285          $12,579
 8/31/2009              $14,803                    $16,563          $12,607
 9/30/2009              $15,928                    $17,158          $12,615
10/31/2009              $15,501                    $16,798          $12,627
11/30/2009              $15,497                    $16,936          $12,636
12/31/2009              $15,512                    $16,994          $12,614
 1/31/2010              $15,618                    $17,082          $12,657
 2/28/2010              $15,814                    $17,248          $12,660
 3/31/2010              $15,852                    $17,206          $12,712


                               12 | Annual Report

                              (PERFORMANCE GRAPH)

AVERAGE ANNUAL TOTAL RETURN

CLASS C   3/31/10
-------   -------
1-Year    +12.74%
5-Year     +3.43%
10-Year    +4.60%

CLASS C (4/1/00-3/31/10)

             FRANKLIN CALIFORNIA TAX-FREE     BARCLAYS CAPITAL
   DATE          INCOME FUND - CLASS C      MUNICIPAL BOND INDEX     CPI
----------   ----------------------------   --------------------   -------
  4/1/2000              $10,000                    $10,000         $10,000
 4/30/2000              $ 9,909                    $ 9,941         $10,006
 5/31/2000              $ 9,848                    $ 9,889         $10,018
 6/30/2000              $10,125                    $10,151         $10,070
 7/31/2000              $10,284                    $10,293         $10,093
 8/31/2000              $10,504                    $10,451         $10,093
 9/30/2000              $10,441                    $10,397         $10,146
10/31/2000              $10,542                    $10,510         $10,164
11/30/2000              $10,599                    $10,590         $10,169
12/31/2000              $10,836                    $10,851         $10,164
 1/31/2001              $10,924                    $10,959         $10,228
 2/28/2001              $10,950                    $10,994         $10,269
 3/31/2001              $11,038                    $11,092         $10,292
 4/30/2001              $10,850                    $10,972         $10,333
 5/31/2001              $10,969                    $11,090         $10,380
 6/30/2001              $11,026                    $11,164         $10,397
 7/31/2001              $11,208                    $11,330         $10,368
 8/31/2001              $11,484                    $11,516         $10,368
 9/30/2001              $11,417                    $11,478         $10,415
10/31/2001              $11,522                    $11,615         $10,380
11/30/2001              $11,470                    $11,517         $10,362
12/31/2001              $11,337                    $11,408         $10,321
 1/31/2002              $11,475                    $11,606         $10,345
 2/28/2002              $11,535                    $11,745         $10,386
 3/31/2002              $11,290                    $11,515         $10,444
 4/30/2002              $11,446                    $11,740         $10,502
 5/31/2002              $11,522                    $11,812         $10,502
 6/30/2002              $11,630                    $11,936         $10,508
 7/31/2002              $11,738                    $12,090         $10,520
 8/31/2002              $11,863                    $12,235         $10,555
 9/30/2002              $12,136                    $12,503         $10,572
10/31/2002              $11,867                    $12,296         $10,590
11/30/2002              $11,845                    $12,245         $10,590
12/31/2002              $12,037                    $12,503         $10,567
 1/31/2003              $11,980                    $12,472         $10,613
 2/28/2003              $12,140                    $12,646         $10,695
 3/31/2003              $12,133                    $12,653         $10,759
 4/30/2003              $12,193                    $12,737         $10,736
 5/31/2003              $12,489                    $13,035         $10,718
 6/30/2003              $12,430                    $12,980         $10,730
 7/31/2003              $11,962                    $12,526         $10,742
 8/31/2003              $11,988                    $12,619         $10,783
 9/30/2003              $12,271                    $12,990         $10,818
10/31/2003              $12,245                    $12,925         $10,806
11/30/2003              $12,444                    $13,059         $10,777
12/31/2003              $12,540                    $13,167         $10,765
 1/31/2004              $12,620                    $13,243         $10,818
 2/29/2004              $12,821                    $13,442         $10,876
 3/31/2004              $12,795                    $13,395         $10,946
 4/30/2004              $12,470                    $13,078         $10,981
 5/31/2004              $12,374                    $13,031         $11,046
 6/30/2004              $12,435                    $13,078         $11,081
 7/31/2004              $12,585                    $13,250         $11,063
 8/31/2004              $12,843                    $13,516         $11,069
 9/30/2004              $12,905                    $13,587         $11,092
10/31/2004              $13,039                    $13,704         $11,151
11/30/2004              $12,975                    $13,591         $11,157
12/31/2004              $13,156                    $13,757         $11,116
 1/31/2005              $13,345                    $13,886         $11,139
 2/28/2005              $13,317                    $13,839         $11,203
 3/31/2005              $13,252                    $13,752         $11,291
 4/30/2005              $13,462                    $13,969         $11,367
 5/31/2005              $13,562                    $14,068         $11,355
 6/30/2005              $13,667                    $14,155         $11,361
 7/31/2005              $13,638                    $14,091         $11,414
 8/31/2005              $13,758                    $14,233         $11,472
 9/30/2005              $13,654                    $14,138         $11,612
10/31/2005              $13,569                    $14,052         $11,636
11/30/2005              $13,632                    $14,119         $11,542
12/31/2005              $13,730                    $14,241         $11,495
 1/31/2006              $13,756                    $14,279         $11,583
 2/28/2006              $13,859                    $14,375         $11,606
 3/31/2006              $13,790                    $14,276         $11,671
 4/30/2006              $13,778                    $14,271         $11,770
 5/31/2006              $13,862                    $14,334         $11,828
 6/30/2006              $13,835                    $14,280         $11,852
 7/31/2006              $13,978                    $14,450         $11,887
 8/31/2006              $14,160                    $14,665         $11,910
 9/30/2006              $14,266                    $14,767         $11,852
10/31/2006              $14,332                    $14,859         $11,787
11/30/2006              $14,458                    $14,983         $11,770
12/31/2006              $14,397                    $14,930         $11,787
 1/31/2007              $14,405                    $14,892         $11,823
 2/28/2007              $14,590                    $15,088         $11,887
 3/31/2007              $14,538                    $15,051         $11,995
 4/30/2007              $14,585                    $15,096         $12,073
 5/31/2007              $14,533                    $15,029         $12,147
 6/30/2007              $14,461                    $14,951         $12,170
 7/31/2007              $14,528                    $15,067         $12,167
 8/31/2007              $14,394                    $15,002         $12,145
 9/30/2007              $14,603                    $15,224         $12,178
10/31/2007              $14,651                    $15,292         $12,204
11/30/2007              $14,699                    $15,389         $12,277
12/31/2007              $14,645                    $15,432         $12,268
 1/31/2008              $14,754                    $15,627         $12,329
 2/29/2008              $14,001                    $14,911         $12,365
 3/31/2008              $14,380                    $15,337         $12,472
 4/30/2008              $14,594                    $15,517         $12,548
 5/31/2008              $14,705                    $15,611         $12,654
 6/30/2008              $14,547                    $15,434         $12,781
 7/31/2008              $14,534                    $15,493         $12,848
 8/31/2008              $14,689                    $15,674         $12,797
 9/30/2008              $13,878                    $14,939         $12,779
10/31/2008              $13,464                    $14,787         $12,650
11/30/2008              $13,282                    $14,834         $12,408
12/31/2008              $13,269                    $15,050         $12,280
 1/31/2009              $13,726                    $15,601         $12,333
 2/28/2009              $13,864                    $15,683         $12,394
 3/31/2009              $13,789                    $15,686         $12,425
 4/30/2009              $14,124                    $15,999         $12,456
 5/31/2009              $14,395                    $16,168         $12,492
 6/30/2009              $14,254                    $16,017         $12,599
 7/31/2009              $14,395                    $16,285         $12,579
 8/31/2009              $14,691                    $16,563         $12,607
 9/30/2009              $15,802                    $17,158         $12,615
10/31/2009              $15,372                    $16,798         $12,627
11/30/2009              $15,361                    $16,936         $12,636
12/31/2009              $15,369                    $16,994         $12,614
 1/31/2010              $15,466                    $17,082         $12,657
 2/28/2010              $15,653                    $17,248         $12,660
 3/31/2010              $15,684                    $17,206         $12,712

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)   3/31/10
----------------   -------
1-Year             +14.47%
5-Year              +4.10%
10-Year             +5.25%

ADVISOR CLASS (4/1/00-3/31/10)(7)

                              (PERFORMANCE GRAPH)

             FRANKLIN CALIFORNIA TAX-FREE     BARCLAYS CAPITAL
   DATE       INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
----------   ----------------------------   --------------------   -------
  4/1/2000              $10,000                    $10,000         $10,000
 4/30/2000              $ 9,899                    $ 9,941         $10,006
 5/31/2000              $ 9,857                    $ 9,889         $10,018
 6/30/2000              $10,138                    $10,151         $10,070
 7/31/2000              $10,302                    $10,293         $10,093
 8/31/2000              $10,512                    $10,451         $10,093
 9/30/2000              $10,468                    $10,397         $10,146
10/31/2000              $10,575                    $10,510         $10,164
11/30/2000              $10,637                    $10,590         $10,169
12/31/2000              $10,865                    $10,851         $10,164
 1/31/2001              $10,973                    $10,959         $10,228
 2/28/2001              $11,005                    $10,994         $10,269
 3/31/2001              $11,098                    $11,092         $10,292
 4/30/2001              $10,915                    $10,972         $10,333
 5/31/2001              $11,040                    $11,090         $10,380
 6/30/2001              $11,103                    $11,164         $10,397
 7/31/2001              $11,291                    $11,330         $10,368
 8/31/2001              $11,558                    $11,516         $10,368
 9/30/2001              $11,512                    $11,478         $10,415
10/31/2001              $11,607                    $11,615         $10,380
11/30/2001              $11,561                    $11,517         $10,362
12/31/2001              $11,433                    $11,408         $10,321
 1/31/2002              $11,579                    $11,606         $10,345
 2/28/2002              $11,645                    $11,745         $10,386
 3/31/2002              $11,420                    $11,515         $10,444
 4/30/2002              $11,584                    $11,740         $10,502
 5/31/2002              $11,651                    $11,812         $10,502
 6/30/2002              $11,766                    $11,936         $10,508
 7/31/2002              $11,881                    $12,090         $10,520
 8/31/2002              $12,015                    $12,235         $10,555
 9/30/2002              $12,298                    $12,503         $10,572
10/31/2002              $12,048                    $12,296         $10,590
11/30/2002              $12,016                    $12,245         $10,590
12/31/2002              $12,217                    $12,503         $10,567
 1/31/2003              $12,166                    $12,472         $10,613
 2/28/2003              $12,335                    $12,646         $10,695
 3/31/2003              $12,334                    $12,653         $10,759
 4/30/2003              $12,402                    $12,737         $10,736
 5/31/2003              $12,710                    $13,035         $10,718
 6/30/2003              $12,657                    $12,980         $10,730
 7/31/2003              $12,187                    $12,526         $10,742
 8/31/2003              $12,220                    $12,619         $10,783
 9/30/2003              $12,516                    $12,990         $10,818
10/31/2003              $12,514                    $12,925         $10,806
11/30/2003              $12,706                    $13,059         $10,777
12/31/2003              $12,810                    $13,167         $10,765
 1/31/2004              $12,898                    $13,243         $10,818
 2/29/2004              $13,110                    $13,442         $10,876
 3/31/2004              $13,090                    $13,395         $10,946
 4/30/2004              $12,783                    $13,078         $10,981
 5/31/2004              $12,673                    $13,031         $11,046
 6/30/2004              $12,743                    $13,078         $11,081
 7/31/2004              $12,904                    $13,250         $11,063
 8/31/2004              $13,175                    $13,516         $11,069
 9/30/2004              $13,246                    $13,587         $11,092
10/31/2004              $13,391                    $13,704         $11,151
11/30/2004              $13,332                    $13,591         $11,157
12/31/2004              $13,526                    $13,757         $11,116
 1/31/2005              $13,728                    $13,886         $11,139
 2/28/2005              $13,706                    $13,839         $11,203
 3/31/2005              $13,647                    $13,752         $11,291
 4/30/2005              $13,871                    $13,969         $11,367
 5/31/2005              $13,982                    $14,068         $11,355
 6/30/2005              $14,097                    $14,155         $11,361
 7/31/2005              $14,076                    $14,091         $11,414
 8/31/2005              $14,207                    $14,233         $11,472
 9/30/2005              $14,108                    $14,138         $11,612
10/31/2005              $14,027                    $14,052         $11,636
11/30/2005              $14,100                    $14,119         $11,542
12/31/2005              $14,229                    $14,241         $11,495
 1/31/2006              $14,264                    $14,279         $11,583
 2/28/2006              $14,357                    $14,375         $11,606
 3/31/2006              $14,293                    $14,276         $11,671
 4/30/2006              $14,289                    $14,271         $11,770
 5/31/2006              $14,384                    $14,334         $11,828
 6/30/2006              $14,363                    $14,280         $11,852
 7/31/2006              $14,520                    $14,450         $11,887
 8/31/2006              $14,737                    $14,665         $11,910
 9/30/2006              $14,834                    $14,767         $11,852
10/31/2006              $14,932                    $14,859         $11,787
11/30/2006              $15,050                    $14,983         $11,770
12/31/2006              $14,995                    $14,930         $11,787
 1/31/2007              $15,011                    $14,892         $11,823
 2/28/2007              $15,212                    $15,088         $11,887
 3/31/2007              $15,167                    $15,051         $11,995
 4/30/2007              $15,224                    $15,096         $12,073
 5/31/2007              $15,178                    $15,029         $12,147
 6/30/2007              $15,111                    $14,951         $12,170
 7/31/2007              $15,189                    $15,067         $12,167
 8/31/2007              $15,057                    $15,002         $12,145
 9/30/2007              $15,284                    $15,224         $12,178
10/31/2007              $15,343                    $15,292         $12,204
11/30/2007              $15,401                    $15,389         $12,277
12/31/2007              $15,352                    $15,432         $12,268
 1/31/2008              $15,497                    $15,627         $12,329
 2/29/2008              $14,694                    $14,911         $12,365
 3/31/2008              $15,099                    $15,337         $12,472
 4/30/2008              $15,333                    $15,517         $12,548
 5/31/2008              $15,458                    $15,611         $12,654
 6/30/2008              $15,299                    $15,434         $12,781
 7/31/2008              $15,294                    $15,493         $12,848
 8/31/2008              $15,465                    $15,674         $12,797
 9/30/2008              $14,618                    $14,939         $12,779
10/31/2008              $14,191                    $14,787         $12,650
11/30/2008              $14,007                    $14,834         $12,408
12/31/2008              $14,001                    $15,050         $12,280
 1/31/2009              $14,492                    $15,601         $12,333
 2/28/2009              $14,667                    $15,683         $12,394
 3/31/2009              $14,573                    $15,686         $12,425
 4/30/2009              $14,935                    $15,999         $12,456
 5/31/2009              $15,230                    $16,168         $12,492
 6/30/2009              $15,088                    $16,017         $12,599
 7/31/2009              $15,246                    $16,285         $12,579
 8/31/2009              $15,567                    $16,563         $12,607
 9/30/2009              $16,754                    $17,158         $12,615
10/31/2009              $16,305                    $16,798         $12,627
11/30/2009              $16,302                    $16,936         $12,636
12/31/2009              $16,320                    $16,994         $12,614
 1/31/2010              $16,432                    $17,082         $12,657
 2/28/2010              $16,640                    $17,248         $12,660
 3/31/2010              $16,682                    $17,206         $12,712


                               Annual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) Distribution rate is based on an annualization of the respective class's
     March dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 3/31/10.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 12/24/09 for the maximum combined effective federal and California personal income tax rate of 41.21%, based on the federal income tax rate of 35.00%.

(5.)   The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +44.91% and +4.46%.

(8.) Source: (C) 2010 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market.

To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.

The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/09     VALUE 3/31/10    PERIOD* 10/1/09-3/31/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  995.30              $2.84
Hypothetical (5% return before expenses)         $1,000           $1,022.09              $2.87
CLASS B
Actual                                           $1,000           $  993.70              $5.62
Hypothetical (5% return before expenses)         $1,000           $1,019.30              $5.69
CLASS C
Actual                                           $1,000           $  992.50              $5.61
Hypothetical (5% return before expenses)         $1,000           $1,019.30              $5.69
ADVISOR CLASS
Actual                                           $1,000           $  995.70              $2.39
Hypothetical (5% return before expenses)         $1,000           $1,022.54              $2.42

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.57%; B: 1.13%; C: 1.13%; and Advisor:
     0.48%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin California Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED MARCH 31,
                                                   ----------------------------------------------------------------------
CLASS A                                                2010          2009           2008           2007           2006
-------                                            -----------   -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $      6.42   $      6.99    $      7.35    $      7.26    $      7.27
                                                   -----------   -----------    -----------    -----------    -----------
Income from investment operations(a):
   Net investment income(b) ....................          0.33          0.33           0.33           0.33           0.33
   Net realized and unrealized gains (losses) ..          0.57         (0.57)         (0.37)          0.10             --(c)
                                                   -----------   -----------    -----------    -----------    -----------
Total from investment operations ...............          0.90         (0.24)         (0.04)          0.43           0.33
                                                   -----------   -----------    -----------    -----------    -----------
Less distributions from:
   Net investment income .......................         (0.33)        (0.33)         (0.32)         (0.33)         (0.33)
   Net realized gains ..........................            --            --             --          (0.01)         (0.01)
                                                   -----------   -----------    -----------    -----------    -----------
Total distributions ............................         (0.33)        (0.33)         (0.32)         (0.34)         (0.34)
                                                   -----------   -----------    -----------    -----------    -----------
Redemption fees(d) .............................            --            --(c)          --(c)          --(c)          --(c)
                                                   -----------   -----------    -----------    -----------    -----------
Net asset value, end of year ...................   $      6.99   $      6.42    $      6.99    $      7.35    $      7.26
                                                   ===========   ===========    ===========    ===========    ===========
Total return(e) ................................         14.35%        (3.56)%        (0.53)%         6.01%          4.64%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................          0.57%         0.57%          0.57%          0.58%          0.58%
Net investment income ..........................          4.84%         4.92%          4.53%          4.52%          4.55%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $12,789,616   $11,631,656    $12,803,225    $12,949,083    $12,418,764
Portfolio turnover rate ........................          7.20%        11.01%         14.13%          8.02%          8.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin California Tax-Free Income Fund

                                                                     YEAR ENDED MARCH 31,
                                                   ------------------------------------------------------
CLASS B                                              2010      2009        2008        2007        2006
-------                                            -------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  6.41   $   6.98    $   7.34    $   7.26    $   7.26
                                                   -------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................      0.29       0.29        0.29        0.29        0.29
   Net realized and unrealized gains (losses) ..      0.58      (0.57)      (0.37)       0.09        0.01
                                                   -------   --------    --------    --------    --------
Total from investment operations ...............      0.87      (0.28)      (0.08)       0.38        0.30
                                                   -------   --------    --------    --------    --------
Less distributions from:
   Net investment income .......................     (0.29)     (0.29)      (0.28)      (0.29)      (0.29)
   Net realized gains ..........................        --         --          --       (0.01)      (0.01)
                                                   -------   --------    --------    --------    --------
Total distributions ............................     (0.29)     (0.29)      (0.28)      (0.30)      (0.30)
                                                   -------   --------    --------    --------    --------
Redemption fees(c) .............................        --         --(d)       --(d)       --(d)       --(d)
                                                   -------   --------    --------    --------    --------
Net asset value, end of year ...................   $  6.99   $   6.41    $   6.98    $   7.34    $   7.26
                                                   =======   ========    ========    ========    ========
Total return(e) ................................     13.87%     (4.12)%     (1.10)%      5.28%       4.20%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.13%      1.13%       1.13%       1.14%       1.14%
Net investment income ..........................      4.28%      4.36%       3.97%       3.96%       3.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $75,559   $135,450    $205,192    $289,147    $331,385
Portfolio turnover rate ........................      7.20%     11.01%      14.13%       8.02%       8.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin California Tax-Free Income Fund

                                                                       YEAR ENDED MARCH 31,
                                                   ---------------------------------------------------------
CLASS C                                               2010        2009        2008        2007        2006
-------                                            ----------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $     6.41   $   6.98    $   7.34    $   7.25    $   7.26
                                                   ----------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................         0.29       0.29        0.29        0.29        0.29
   Net realized and unrealized gains (losses) ..         0.57      (0.57)      (0.37)       0.10          --(c)
                                                   ----------   --------    --------    --------    --------
Total from investment operations ...............         0.86      (0.28)      (0.08)       0.39        0.29
                                                   ----------   --------    --------    --------    --------
Less distributions from:
   Net investment income .......................        (0.29)     (0.29)      (0.28)      (0.29)      (0.29)
   Net realized gains ..........................           --         --          --       (0.01)      (0.01)
                                                   ----------   --------    --------    --------    --------
Total distributions ............................        (0.29)     (0.29)      (0.28)      (0.30)      (0.30)
                                                   ----------   --------    --------    --------    --------
Redemption fees(d) .............................           --         --(c)       --(c)       --(c)       --(c)
                                                   ----------   --------    --------    --------    --------
Net asset value, end of year ...................   $     6.98   $   6.41    $   6.98    $   7.34    $   7.25
                                                   ==========   ========    ========    ========    ========
Total return(e) ................................        13.74%     (4.11)%     (1.09)%      5.43%       4.06%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         1.13%      1.13%       1.13%       1.14%       1.14%
Net investment income ..........................         4.28%      4.36%       3.97%       3.96%       3.99%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,113,728   $819,803    $750,678    $631,184    $546,815
Portfolio turnover rate ........................         7.20%     11.01%      14.13%       8.02%       8.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin California Tax-Free Income Fund

                                                                       YEAR ENDED MARCH 31,
                                                   ------------------------------------------------------
ADVISOR CLASS                                        2010       2009        2008        2007        2006
-------------                                      --------   --------    --------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $   6.41   $   6.98    $   7.34    $   7.25    $  7.26
                                                   --------   --------    --------    --------    -------
Income from investment operations(a):
   Net investment income(b) ....................       0.34       0.34        0.33        0.34       0.34
   Net realized and unrealized gains (losses) ..       0.57      (0.58)      (0.36)       0.10         --(c)
                                                   --------   --------    --------    --------    -------
Total from investment operations ...............       0.91      (0.24)      (0.03)       0.44       0.34
                                                   --------   --------    --------    --------    -------
Less distributions from:
   Net investment income .......................      (0.34)     (0.33)      (0.33)      (0.34)     (0.34)
   Net realized gains ..........................         --         --          --       (0.01)     (0.01)
                                                   --------   --------    --------    --------    -------
Total distributions ............................      (0.34)     (0.33)      (0.33)      (0.35)     (0.35)
                                                   --------   --------    --------    --------    -------
Redemption fees(d) .............................         --         --(c)       --(c)       --(c)      --(c)
                                                   --------   --------    --------    --------    -------
Net asset value, end of year ...................   $   6.98   $   6.41    $   6.98    $   7.34    $  7.25
                                                   ========   ========    ========    ========    =======
Total return(e) ................................      14.47%     (3.49)%     (0.44)%      6.11%      4.73%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.48%      0.48%       0.48%       0.49%      0.49%
Net investment income ..........................       4.93%      5.01%       4.62%       4.61%      4.64%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $393,057   $223,502    $178,796    $122,456    $65,655
Portfolio turnover rate ........................       7.20%     11.01%      14.13%       8.02%      8.82%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Total return is not annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin California Tax-Free Income Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2010

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS 96.6%
    CALIFORNIA 88.4%
    ABAG Finance Authority for Nonprofit Corps. COP,
       Butte Valley-Tulelake Rural Health, California Mortgage Insured, 6.65%, 10/01/22    $    670,000   $       672,687
       California Mortgage Insured, 6.125%, 3/01/21 ....................................      3,455,000         3,455,380
       Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ...........................      6,000,000         6,019,020
       Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ...........................     20,625,000        20,645,419
       Home for Jewish Parents, California Mortgage Insured, 5.625%, 5/15/22 ...........      4,930,000         4,930,740
       Lytton Gardens Inc., Refunding, California Mortgage Insured, 6.00%, 2/15/30 .....      5,000,000         5,000,200
       Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ...................      5,525,000         5,526,768
       Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/23 ..........      5,000,000         5,000,400
    ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments,
       Series A, 5.45%, 4/01/39 ........................................................      5,500,000         4,941,530
    ABAG Finance Authority for Nonprofit Corps. Revenue,
       San Diego Hospital Assn., Series A, 6.125%, 8/15/20 .............................     23,525,000        23,907,987
       San Diego Hospital Assn., Series C, 5.375%, 3/01/21 .............................      5,000,000         5,018,050
       San Diego Hospital Assn., Sharp Healthcare, 6.25%, 8/01/39 ......................     17,500,000        18,523,925
       St. Rose Hospital, Series A, California Mortgage Insured, 6.00%, 5/15/29 ........      8,620,000         8,850,413
    ABAG Revenue Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ....      1,250,000         1,251,038
    ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A,
       FSA Insured, 5.30%, 10/01/21 ....................................................      5,450,000         5,467,168
    Alameda Corridor Transportation Authority Revenue,
       Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn.,
          10/01/29 .....................................................................     20,000,000         5,295,400
       Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn.,
          10/01/30 .....................................................................     41,665,000        10,213,758
       Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
          10/01/12, 5.30% thereafter, 10/01/22 .........................................     81,685,000        66,110,938
       Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
          10/01/12, 5.30% thereafter, 10/01/23 .........................................     70,015,000        55,935,684
       Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
          10/01/12, 5.40% thereafter, 10/01/24 .........................................     43,770,000        34,773,076
       Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn. to
          10/01/12, 5.45% thereafter, 10/01/25 .........................................     32,960,000        25,994,234
       senior lien, Series A, NATL Insured, 5.00%, 10/01/29 ............................     24,490,000        23,661,503
    Alameda County COP, Alameda County Medical Center Project, NATL Insured, ETM,
       5.00%, 6/01/23 ..................................................................     19,195,000        19,303,068
       5.30%, 6/01/26 ..................................................................      7,000,000         7,019,530
       5.00%, 6/01/28 ..................................................................      8,925,000         8,924,732
    Alhambra USD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/29 .........     13,025,000        13,102,629
    Alvord USD, GO, Election of 2007, Series A, FSA Insured, 5.00%, 8/01/32 ............     11,625,000        11,655,574
    Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Project, Series
       C, FSA Insured, zero cpn.,
       9/01/24 .........................................................................     26,855,000        11,525,897
       9/01/26 .........................................................................     29,430,000        11,000,934
       9/01/27 .........................................................................     22,860,000         7,939,735
       9/01/28 .........................................................................     14,425,000         4,647,735
       9/01/29 .........................................................................     24,810,000         7,376,757
       9/01/32 .........................................................................     13,665,000         3,246,121
       9/01/33 .........................................................................     37,070,000         8,202,850


                               Annual Report | 21

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Anaheim PFA Lease Revenue, Capital Appreciation, Public Improvements Project, Series
       C, FSA Insured, zero cpn., (continued)
       9/01/34 .........................................................................   $ 24,970,000   $     5,119,599
       3/01/37 .........................................................................     16,080,000         2,737,942
    Anaheim PFAR, Distribution System, second lien, NATL Insured, 5.00%,
       10/01/29 ........................................................................      4,325,000         4,314,274
       10/01/34 ........................................................................      5,500,000         5,282,420
    Anaheim UHSD, GO, Capital Appreciation, Series A, FSA Insured, zero cpn., 8/01/26 ..      8,570,000         3,307,420
    Antelope Valley Community College District GO, Election of 2004, Series B, NATL
       Insured, 5.25%, 8/01/39 .........................................................     14,900,000        15,170,584
    Azusa RDA Tax Allocation, Series B, 7.00%, 8/01/38 .................................      8,420,000         9,102,441
    Bakersfield City School District GO, Series A, FSA Insured, 5.00%, 11/01/31 ........      8,390,000         8,539,594
    Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19 ..............      4,325,000         4,326,254
    Baldwin Park USD, GO, Capital Appreciation, Election of 2006, FSA Insured, zero
       cpn, 8/01/36 ....................................................................     11,410,000         2,118,951
    Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding,
       Series F, 5.00%, 4/01/31 ........................................................     11,255,000        11,577,118
       Series F-1, 5.00%, 4/01/39 ......................................................     81,800,000        83,418,004
       Series F-1, 5.50%, 4/01/43 ......................................................     18,000,000        18,973,980
       Series F-1, 5.125%, 4/01/47 .....................................................     53,585,000        54,799,772
    Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34 ............................      5,195,000         4,819,973
    Belmont-Redwood Shores School District GO, Election of 2005, Series A, FSA Insured,
       5.00%, 8/01/32 ..................................................................     10,000,000        10,146,200
    Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/30 ..................      8,590,000         8,901,645
    Bonita USD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/27 ...........      5,100,000         5,253,255
    Brentwood 1915 Act Revenue, Infrastructure Financing, Reassessment, Refunding,
       Series A, FSA Insured, 5.80%, 9/02/17 ...........................................      5,085,000         5,087,034
    Calexico USD, GO, NATL Insured, Pre-Refunded, 5.25%, 8/01/33 .......................      4,285,000         4,942,876
    California County Tobacco Securitization Agency Tobacco Revenue,
       Asset-Backed, Alameda County, 5.875%, 6/01/35 ...................................      7,500,000         6,444,525
       Asset-Backed, Golden Gate Corp., Series A, Pre-Refunded, 6.00%, 6/01/43 .........     10,000,000        11,048,500
       Asset-Backed, Kern County Corp., Series A, 6.125%, 6/01/43 ......................     28,135,000        23,189,430
       Asset-Backed, Kern County Corp., Series B, 6.25%, 6/01/37 .......................     19,460,000        17,099,502
       Asset-Backed, Merced Funding Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 .....     10,235,000        11,304,148
       Asset-Backed, Sonoma County Corp., Series A, Pre-Refunded, 5.875%, 6/01/43 ......     30,000,000        33,133,800
       Asset-Backed, Stanislaus Funding, Series A, 5.875%, 6/01/43 .....................      8,690,000         6,900,208
       Tobacco Settlement Asset-Backed, Gold Country Settlement Funding Corp.,
          Pre-Refunded, 6.00%, 6/01/38 .................................................     10,000,000        11,082,500
    California Educational Facilities Authority Revenue,
       Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/26 .......      7,620,000         2,798,140
       Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/27 .......      7,365,000         2,515,000
       Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/28 .......      4,120,000         1,306,576
       Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/30 .......      5,685,000         1,551,664
       Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/31 .......      7,615,000         1,918,599
       Loyola Marymount University, Refunding, NATL Insured, zero cpn., 10/01/32 .......      7,615,000         1,775,970
       Occidental College, Refunding, Series A, NATL Insured, 5.00%, 10/01/36 ..........      7,275,000         7,288,750
       Pepperdine University, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35 ......      7,720,000         7,764,776
       Pooled College and University, Series B, Pre-Refunded, 6.75%, 6/01/30 ...........     11,495,000        11,720,072


                               22 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Educational Facilities Authority Revenue, (continued)
       Santa Clara University, Refunding, AMBAC Insured, zero cpn., 9/01/26 ............   $  5,800,000   $     2,168,852
       Stanford University, Refunding, Series O, 5.125%, 1/01/31 .......................     15,750,000        15,752,677
    California Health Facilities Financing Authority Revenue,
       Adventist Health System West, Series A, 5.75%, 9/01/39 ..........................     18,000,000        18,220,500
       Capital Appreciation, Kaiser Permanente, Series A, zero cpn., 10/01/11 ..........     13,970,000        13,426,148
       Casa Colina, 6.125%, 4/01/32 ....................................................     10,300,000        10,171,353
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/18 ...................     24,900,000        24,942,081
       Catholic Healthcare West, Refunding, Series A, 5.00%, 7/01/28 ...................    117,175,000       114,464,742
       Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/34 ...................     10,000,000        10,540,300
       Catholic Healthcare West, Refunding, Series A, NATL Insured, 5.75%, 7/01/15 .....     12,500,000        12,554,750
       Catholic Healthcare West, Refunding, Series A, NATL Insured, 5.00%, 7/01/17 .....      3,390,000         3,390,203
       Catholic Healthcare West, Refunding, Series A, NATL Insured, 5.125%, 7/01/24 ....      7,825,000         7,827,504
       Catholic Healthcare West, Series G, 5.25%, 7/01/23 ..............................      3,000,000         3,055,560
       Cedars-Sinai Medical Center, 5.00%, 8/15/39 .....................................     30,000,000        28,409,400
       Cedars-Sinai Medical Center, Series A, NATL Insured, 5.125%, 8/01/17 ............      8,355,000         8,370,624
       Cedars-Sinai Medical Center, Series B, NATL Insured, 5.25%, 8/01/27 .............     52,500,000        52,509,975
       Children's Hospital of Orange County, Series A, 6.50%, 11/01/24 .................     10,500,000        11,593,365
       Children's Hospital of Orange County, Series A, 6.25%, 11/01/29 .................     13,870,000        14,698,871
       County Program, Series B, NATL Insured, 7.20%, 1/01/12 ..........................      1,715,000         1,715,755
       Families First, Refunding, Series A, California Mortgage Insured, 6.00%, 12/01/25      9,500,000         9,602,505
       Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22       1,275,000         1,276,058
       Health Facility, Valleycare, Series A, California Mortgage Insured, Pre-Refunded,
          5.25%, 5/01/22 ...............................................................      5,000,000         5,427,650
       Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 .......................     64,530,000        60,256,178
       Insured Health Facility, Help Group, Series A, California Mortgage Insured,
          6.10%, 8/01/25 ...............................................................     12,905,000        12,959,717
       Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ................................     46,000,000        46,057,960
       Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/20 ...................     32,295,000        32,480,373
       Kaiser Permanente, Series A, FSA Insured, ETM, 5.00%, 6/01/24 ...................    136,775,000       137,077,273
       Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 ...............................      7,515,000         7,552,575
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 ...............................     38,260,000        38,451,300
       Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 ...............................     38,020,000        38,210,100
       Kaiser Permanente, Series B, ETM, 5.40%, 5/01/28 ................................     80,000,000        80,100,800
       Lucile Salter Packard Hospital, Series C, AMBAC Insured, 5.00%, 8/15/26 .........      6,000,000         6,081,000
       Marshall Hospital, Refunding, Series A, California Mortgage Insured, 5.30%,
          11/01/28 .....................................................................      4,860,000         4,860,729
       Northern California Presbyterian, Refunding, 5.40%, 7/01/28 .....................      6,340,000         5,861,584
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.125%, 1/01/22       6,610,000         6,554,873
       Paradise Valley Estates, Refunding, California Mortgage Insured, 5.25%, 1/01/26 .      5,000,000         4,813,050
       Pomona Valley Hospital, Refunding, Series A, NATL Insured, 5.625%, 7/01/19 ......      8,500,000         8,521,505
       Providence Health and Services, Series C, 6.25%, 10/01/28 .......................      4,000,000         4,474,280
       Providence Health and Services, Series C, 6.50%, 10/01/38 .......................      6,500,000         7,238,790
       Small Facilities Program, Refunding, Series A, NATL Insured, 5.00%, 4/01/25 .....     10,915,000        10,211,419
       Southern California, Series A, California Mortgage Insured, 5.50%, 12/01/22 .....      2,800,000         2,800,000
       Sutter Health, Refunding, Series A, NATL Insured, 5.35%, 8/15/28 ................      6,170,000         6,178,330
       Sutter Health, Series A, 5.00%, 8/15/38 .........................................     30,300,000        29,416,149
       Sutter Health, Series A, 5.00%, 11/15/42 ........................................     40,000,000        36,242,400


                               Annual Report | 23

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Health Facilities Financing Authority Revenue, (continued)
       Sutter Health, Series A, 5.25%, 11/15/46 ........................................   $ 75,390,000   $    70,632,137
       Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ............................     61,000,000        59,070,570
       Sutter Health, Series A, NATL Insured, 5.375%, 8/15/30 ..........................     10,600,000        10,599,046
       The Episcopal Home, California Mortgage Insured, 5.30%, 2/01/32 .................     28,150,000        25,343,726
       The Help Group, Refunding, California Mortgage Insured, 5.40%, 8/01/22 ..........      7,035,000         7,043,442
       University of California San Francisco-Stanford Health Care, Refunding, Series B,
          AMBAC Insured, 5.00%, 11/15/28 ...............................................     25,000,000        25,051,000
       University of California San Francisco-Stanford Health Care, Refunding, Series B,
          FSA Insured, 5.00%, 11/15/31 .................................................     26,920,000        26,408,789
    California HFAR,
       Class 1, Series B-1, 5.65%, 8/01/28 .............................................      1,435,000         1,439,162
       Home Mortgage, Capital Appreciation, Series A, FHA Insured, zero cpn., 8/01/16 ..        425,000           229,628
       Home Mortgage, Series K, 4.75%, 8/01/36 .........................................      5,000,000         4,015,250
       Home Mortgage, Series N, AMBAC Insured, 6.30%, 8/01/31 ..........................      2,605,000         2,612,034
       MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 ................................      1,235,000         1,238,174
       MFHR III, Series B, NATL Insured, 5.50%, 8/01/39 ................................     11,950,000        10,817,737
    California Infrastructure and Economic Development Bank Revenue,
       Bay Area Toll Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
          7/01/33 ......................................................................      5,000,000         5,768,800
       Bay Area Toll Bridges, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          7/01/29 ......................................................................     50,985,000        58,704,639
       Kaiser Hospital Assistance I LLC, Series B, 5.50%, 8/01/31 ......................     10,000,000        10,053,300
       Kaiser Hospital Assistance II LLC, Series A, 5.55%, 8/01/31 .....................     34,000,000        34,490,280
    California Municipal Finance Authority COP,
       5.375%, 2/01/29 .................................................................     10,000,000         9,110,800
       5.50%, 2/01/39 ..................................................................     13,250,000        11,751,822
       Community Hospitals of Central California, 5.25%, 2/01/37 .......................     37,100,000        32,343,409
       Community Hospitals of Central California, 5.25%, 2/01/46 .......................     90,650,000        75,620,230
    California PCFA, PCR,
       Pacific Gas and Electric Co., Refunding, Series A, NATL Insured, 5.35%, 12/01/16      31,500,000        32,754,645
       San Diego Gas and Electric Co., Series A, 5.85%, 6/01/21 ........................     32,535,000        32,577,621
    California Resource Efficiency Financing Authority COP, Capital Improvements
       Program, AMBAC Insured,
       5.625%, 4/01/22 .................................................................        325,000           326,108
       5.75%, 4/01/27 ..................................................................        475,000           476,672
    California State Department of Veteran Affairs Home Purchase Revenue,
       Series A, 5.20%, 12/01/27 .......................................................     17,110,000        16,894,927
       Series B, 5.20%, 12/01/28 .......................................................      3,620,000         3,510,459
    California State Department of Water Resources Central Valley Project Revenue,
       Water System,
       Refunding, Series Y, NATL Insured, 5.00%, 12/01/25 ..............................     19,725,000        20,756,617
       Series Y, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 ...........................        275,000           307,505
    California State Department of Water Resources Power Supply Revenue, Series A,
       Pre-Refunded,
       5.25%, 5/01/20 ..................................................................     40,000,000        43,986,800
       5.375%, 5/01/21 .................................................................     22,000,000        24,249,060
       5.375%, 5/01/22 .................................................................     34,020,000        37,497,865


                               24 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO,
       6.00%, 5/01/24 ..................................................................   $  2,565,000   $     2,569,874
       5.125%, 4/01/25 .................................................................      3,500,000         3,509,345
       5.20%, 4/01/26 ..................................................................     13,500,000        13,538,340
       5.25%, 4/01/27 ..................................................................          5,000             5,020
       5.25%, 4/01/34 ..................................................................         20,000            19,390
       5.00%, 8/01/34 ..................................................................     48,000,000        44,920,800
       AMBAC Insured, 5.90%, 3/01/25 ...................................................        210,000           210,069
       AMBAC Insured, 5.00%, 4/01/31 ...................................................         20,000            19,051
       AMBAC Insured, Pre-Refunded, 5.00%, 4/01/31 .....................................     29,980,000        34,000,318
       FGIC Insured, 6.00%, 8/01/19 ....................................................        905,000           907,118
       FGIC Insured, 5.625%, 10/01/26 ..................................................      6,345,000         6,350,457
       FSA Insured, 5.50%, 4/01/19 .....................................................        540,000           549,358
       FSA Insured, 5.50%, 3/01/20 .....................................................        415,000           415,560
       NATL Insured, 6.00%, 8/01/24 ....................................................        990,000           992,317
       Pre-Refunded, 5.25%, 10/01/23 ...................................................      7,720,000         7,897,792
       Pre-Refunded, 5.25%, 10/01/23 ...................................................        990,000         1,014,037
       Pre-Refunded, 5.25%, 10/01/23 ...................................................        540,000           552,976
       Pre-Refunded, 5.25%, 4/01/27 ....................................................      4,995,000         5,723,371
       Pre-Refunded, 5.00%, 2/01/29 ....................................................     13,000,000        13,969,410
       Pre-Refunded, 5.25%, 2/01/29 ....................................................        310,000           334,806
       Pre-Refunded, 5.25%, 4/01/29 ....................................................      5,580,000         6,382,069
       Pre-Refunded, 5.25%, 2/01/30 ....................................................        140,000           151,203
       Pre-Refunded, 5.25%, 4/01/32 ....................................................      9,835,000        10,693,595
       Pre-Refunded, 5.25%, 4/01/34 ....................................................     19,980,000        22,893,484
       Refunding, 5.625%, 9/01/24 ......................................................        255,000           256,487
       Refunding, 5.25%, 2/01/29 .......................................................     33,690,000        33,488,197
       Refunding, 5.25%, 2/01/30 .......................................................     29,860,000        29,531,540
       Refunding, 5.25%, 4/01/32 .......................................................        165,000           161,420
       Refunding, Series BR, 5.30%, 12/01/29 ...........................................     13,000,000        12,194,000
       Various Purpose, 5.125%, 4/01/24 ................................................      7,500,000         7,538,850
       Various Purpose, 5.25%, 12/01/26 ................................................        145,000           145,957
       Various Purpose, 6.00%, 4/01/38 .................................................     10,000,000        10,539,100
       Various Purpose, 6.00%, 11/01/39 ................................................    100,000,000       105,581,000
       Various Purpose, Pre-Refunded, 5.25%, 12/01/26 ..................................     12,770,000        14,685,245
       Various Purpose, Refunding, 5.00%, 6/01/32 ......................................     26,000,000        24,495,640
       Various Purpose, Refunding, 6.00%, 3/01/33 ......................................     25,000,000        26,631,000
       Various Purpose, Refunding, 5.25%, 3/01/38 ......................................     59,045,000        56,623,565
       Various Purpose, Refunding, 5.50%, 3/01/40 ......................................     25,000,000        24,962,000
       Various Purpose, Refunding, FSA Insured, 5.00%, 6/01/32 .........................     20,000,000        20,214,400
       Various Purpose, Refunding, NATL Insured, 5.00%, 6/01/37 ........................     16,000,000        14,826,720
    California State Local Government Finance Authority Revenue, Marin Valley Mobile,
       Series A, FSA Insured, 5.85%, 10/01/27 ..........................................      5,955,000         5,976,438
    California State Public Works Board Lease Revenue,
       California Science Center, Series A, 5.25%, 10/01/22 ............................      8,645,000         8,579,990
       Department of Corrections, Series C, 5.00%, 6/01/24 .............................     12,225,000        11,709,594
       Department of Corrections, Series C, 5.00%, 6/01/25 .............................      4,810,000         4,564,546
       Department of Corrections, Series C, 5.25%, 6/01/28 .............................     25,475,000        24,186,984


                               Annual Report | 25

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State Public Works Board Lease Revenue, (continued)
       Department of Mental Health, Coalinga, Series A, 5.00%, 6/01/25 .................   $ 12,000,000   $    11,387,640
       Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 ................     56,500,000        52,364,200
       Trustees of California State University, Refunding, Series A, 5.00%, 10/01/19 ...      7,500,000         7,521,750
       Various California Community Colleges Projects, Refunding, Series A, 5.90%,
          4/01/17 ......................................................................      8,320,000         8,350,285
       Various Capital Projects, Series G-1, 5.75%, 10/01/30 ...........................    100,000,000       100,071,000
       Various Capital Projects, Series I, 6.375%, 11/01/34 ............................     50,000,000        52,160,500
(a)    Various Capital Projects, Sub-Series A-1, 6.00%, 3/01/35 ........................     10,000,000        10,014,000
    California State University Revenue, Systemwide,
       Refunding, Series A, FSA Insured, 5.00%, 11/01/34 ...............................      5,000,000         5,047,450
       Refunding, Series C, NATL Insured, 5.00%, 11/01/30 ..............................     15,490,000        15,768,045
       Series A, AMBAC Insured, 5.00%, 11/01/35 ........................................     15,925,000        16,009,402
       Series A, FSA Insured, 5.00%, 11/01/29 ..........................................     10,000,000        10,194,900
    California Statewide CDA,
       Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia Court, Series A,
          Radian Insured, 4.60%, 2/01/37 ...............................................      5,010,000         4,196,777
       COP, Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 .....................      7,990,000         8,184,477
       COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 ...........................     37,685,000        35,498,893
       COP, NATL Insured, 5.00%, 4/01/18 ...............................................      7,000,000         6,628,440
       COP, NATL Insured, 5.125%, 4/01/23 ..............................................      6,000,000         5,321,040
       COP, Refunding, AGM Insured, 5.50%, 8/15/31 .....................................      9,000,000         9,023,850
       COP, The Internext Group, 5.375%, 4/01/17 .......................................      7,900,000         7,927,334
       COP, The Internext Group, 5.375%, 4/01/30 .......................................     67,480,000        61,799,534
       MFHR, Borregas Court Project, Series J, GNMA Secured, 6.30%, 3/20/39 ............      7,012,000         7,282,803
    California Statewide CDA Revenue,
       5.50%, 10/01/33 .................................................................     45,465,000        46,037,859
       Catholic Healthcare West, Refunding, Series L, Assured Guaranty, 5.25%,
          7/01/41 ......................................................................     13,000,000        13,076,700
       Catholic Healthcare West, Series A, 5.50%, 7/01/30 ..............................     10,000,000        10,160,100
       Catholic Healthcare West, Series E, 5.50%, 7/01/31 ..............................     15,000,000        15,213,000
       CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.50%, 5/15/26 ............      9,500,000         9,774,645
       CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/40 ............     59,000,000        59,469,640
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/24 ................      6,000,000         5,649,300
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/30 ................      5,000,000         4,471,950
       Daughters of Charity Health, Refunding, Series A, 5.25%, 7/01/35 ................     13,900,000        12,113,433
       Daughters of Charity Health, Refunding, Series A, 5.00%, 7/01/39 ................     29,980,000        24,696,625
       Daughters of Charity Health, Refunding, Series H, 5.25%, 7/01/25 ................      3,715,000         3,381,207
       East Campus Apartments LLC, Series A, ACA Insured, 5.50%, 8/01/22 ...............     11,000,000        11,010,890
       East Campus Apartments LLC, Series A, ACA Insured, 5.625%, 8/01/34 ..............     25,000,000        24,053,250
       Enloe Medical Center, California Mortgage Insured, 6.25%, 8/15/33 ...............     20,000,000        20,654,600
       Enloe Medical Center, California Mortgage Insured, 5.75%, 8/15/38 ...............     36,500,000        35,551,365
       Health Facility, Adventist Health, Series A, 5.00%, 3/01/30 .....................      6,300,000         5,919,354
       Health Facility, Los Angeles Jewish Home for the Aging, California Mortgage
          Insured, 5.50%, 11/15/33 .....................................................     19,400,000        18,066,832
       Henry Mayo Newhall Memorial Hospital, Series A, California Mortgage Insured,
          5.00%, 10/01/37 ..............................................................      5,000,000         4,325,750
       Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27 .........................     22,000,000        21,476,840
       Huntington Memorial Hospital, Refunding, 5.00%, 7/01/35 .........................     50,000,000        46,066,000


                               26 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California Statewide CDA Revenue, (continued)
       Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33 ..........................   $ 24,590,000   $    22,535,260
       Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31 ............     10,000,000         9,872,000
       Kaiser Permanente, Series A, 5.50%, 11/01/32 ....................................     27,000,000        27,114,210
       Kaiser Permanente, Series B, 5.00%, 3/01/41 .....................................     39,980,000        37,303,339
       Kaiser Permanente, Series B, 5.25%, 3/01/45 .....................................    177,235,000       170,647,175
       Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/37 ..     20,000,000        17,602,600
       Los Angeles Orthopedic Hospital Foundation, AMBAC Insured, 5.75%, 6/01/30 .......      8,375,000         8,102,812
       Methodist Hospital of Southern California Project, FHA Insured, 6.25%, 8/01/24 ..     14,270,000        16,071,730
       Methodist Hospital of Southern California Project, FHA Insured, 6.625%, 8/01/29 .     22,500,000        25,536,375
       Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38 ..     22,000,000        24,820,620
       Mission Community, California Mortgage Insured, 5.375%, 11/01/21 ................      7,670,000         7,831,070
       Mission Community, California Mortgage Insured, 5.375%, 11/01/26 ................      9,755,000         9,763,975
       Refunding, California Mortgage Insured, 5.50%, 1/01/28 ..........................      3,615,000         3,598,479
       Series B, 5.625%, 8/15/42 .......................................................     51,000,000        51,090,780
       St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 ................     30,275,000        31,212,617
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 .................     15,300,000        15,273,837
       Stovehaven Apartments Project, Series A, ACA Insured, 5.875%, 7/01/32 ...........      4,945,000         3,692,382
       Sutter Health, Refunding, Series A, 5.00%, 11/15/43 .............................    103,300,000        93,844,951
       Sutter Health, Series B, 5.25%, 11/15/48 ........................................     15,000,000        13,928,100
       Sutter Health, Series C, 5.00%, 11/15/38 ........................................     23,925,000        22,301,210
    California Statewide CDA Revenue COP,
       Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured,
          ETM, zero cpn., 8/01/10 ......................................................      6,745,000         6,725,440
       Capital Appreciation, Hospital, Triad Health Care, California Mortgage Insured,
          ETM, zero cpn., 8/01/11 ......................................................      3,115,000         3,069,428
       CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured,
          Pre-Refunded, 5.75%, 10/01/25 ................................................     24,545,000        28,488,400
       Southern California Development Corp., California Mortgage Insured, 6.10%,
          12/01/15 .....................................................................      1,495,000         1,495,434
       California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
          Series A, FSA Insured,
       5.25%, 10/01/24 .................................................................      3,925,000         4,180,675
       5.00%, 10/01/29 .................................................................      1,095,000         1,129,569
       Pre-Refunded, 5.25%, 10/01/24 ...................................................      1,075,000         1,230,735
       Pre-Refunded, 5.00%, 10/01/29 ...................................................      1,905,000         2,164,785
    California Valley HFAR, Home Mortgage, NATL Insured, 5.65%, 2/01/27 ................      4,670,000         4,614,707
    Camarillo Community Development Commission Tax Allocation, Camarillo Corridor
       Project, Refunding, AMBAC Insured, 5.00%, 9/01/36 ...............................      7,800,000         6,591,000
    Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A,
       6.00%, 10/01/33 .................................................................      5,000,000         4,695,250
    Campbell USD,
       GO, Series A, NATL Insured, 5.00%, 8/01/28 ......................................      5,205,000         5,365,366
       GO, Series E, FSA Insured, 5.00%, 8/01/29 .......................................      6,260,000         6,445,108
       Series B, NATL Insured, zero cpn., 8/01/20 ......................................      5,000,000         2,896,750
       Series B, NATL Insured, zero cpn., 8/01/21 ......................................      6,280,000         3,413,054


                               Annual Report | 27

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Capistrano University School CFD Special Tax, Number 90-2 Talega,
       5.875%, 9/01/33 .................................................................   $  5,765,000   $     5,393,330
       6.00%, 9/01/33 ..................................................................      7,100,000         6,749,047
    Carlsbad USD, GO, zero cpn. to 5/01/19, 6.00% thereafter, 5/01/34 ..................     14,000,000         8,308,440
    Centinela Valley UHSD, GO, Refunding, Series A, NATL Insured, 5.50%, 8/01/33 .......     15,630,000        15,326,778
    Central California Joint Powers Health Financing Authority COP, Community Hospitals
       of Central California, Pre-Refunded,
       5.625%, 2/01/21 .................................................................      6,750,000         7,107,210
       5.75%, 2/01/31 ..................................................................     18,070,000        19,044,696
    Cerritos Community College District GO, Election of 2004, Series B, NATL Insured,
       5.00%, 8/01/31 ..................................................................     16,580,000        16,984,718
    Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC
       Insured, 5.00%, 11/01/22 ........................................................      6,675,000         6,558,722
    Chabot-Las Positas Community College District GO,
       Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/38 .........     52,010,000         8,045,427
       Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/39 .........     54,045,000         7,805,179
       Capital Appreciation Bonds, Series C, AMBAC Insured, zero cpn., 8/01/40 .........     56,165,000         7,571,042
       Election of 2004, Series B, AMBAC Insured, 5.00%, 8/01/31 .......................     11,500,000        11,623,280
       Series B, AMBAC Insured, 5.00%, 8/01/30 .........................................     17,330,000        17,581,805
    Chaffey UHSD, GO,
       Series B, NATL Insured, 5.00%, 8/01/25 ..........................................      6,510,000         6,564,098
       Series C, FSA Insured, 5.00%, 5/01/27 ...........................................      6,980,000         7,173,416
    Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project,
       AMBAC Insured, 5.00%, 4/01/32 ...................................................      5,000,000         4,458,150
    Chula Vista COP, Cops Phase I, NATL Insured, 5.00%, 3/01/34 ........................     10,360,000         9,820,140
    Chula Vista IDR, San Diego Gas and Electric Co.,
       Refunding, Series A, 5.875%, 2/15/34 ............................................     17,500,000        19,246,325
       Series A, 5.30%, 7/01/21 ........................................................      8,500,000         9,334,530
       Series B, 5.50%, 12/01/21 .......................................................     14,000,000        14,448,280
    Claremont RDA Tax Allocation, Consolidated Redevelopment Project, Refunding, 5.50%,
       8/01/23 .........................................................................      4,950,000         4,876,146
    Colton Joint USD, GO, Election of 2001, Series B, NATL Insured, 5.00%, 8/01/27 .....      7,000,000         6,778,800
    Commerce Joint Powers Financing Authority Revenue, Redevelopment Projects, Series B,
       Radian Insured, 5.125%, 8/01/35 .................................................      7,870,000         6,425,383
    Compton Sewer Revenue, 6.00%, 9/01/39 ..............................................     11,775,000        12,071,730
    Compton USD, GO, AMBAC Insured, 5.00%, 6/01/29 .....................................      5,660,000         5,509,953
    Contra Costa Community College District GO, Election of 2002, NATL Insured, 5.00%,
       8/01/26 .........................................................................     11,700,000        12,005,604
    Contra Costa County COP, Merrithew Memorial Hospital Project, ETM, zero cpn.,
       11/01/15 ........................................................................      6,810,000         5,943,019
    Contra Costa Home Mortgage Finance Authority HMR, NATL Insured, Pre-Refunded,
       zero cpn., 9/01/17 ..............................................................      6,275,000         2,859,392
    Corcoran Hospital District Revenue, Series A, California Mortgage Insured, 6.55%,
       7/01/12 .........................................................................        385,000           385,085
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .......     13,300,000        13,571,985
    Corona-Norco USD, PFA Special Tax Revenue, Series A, 5.40%, 9/01/35 ................      7,140,000         6,006,239
    Coronado CDA Tax Allocation, Coronado Community Development Project, Refunding,
       NATL Insured, 5.00%, 9/01/34 ....................................................      6,115,000         5,388,599


                               28 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Cudahy RDA Tax Allocation, Refunding, Series C, 6.00%, 10/01/27 ....................   $  6,365,000   $     6,657,726
    Daly City Housing Development Finance Agency Mobile Home Park Revenue,
       Senior Franciscan Mobile Park, Refunding, Series A, 5.00%, 12/15/47 .............     20,645,000        16,769,314
    Delano UHSD, GO,
       Election of 2005, Series A, XLCA Insured, 5.00%, 8/01/31 ........................      5,160,000         4,832,495
       Refunding, Series A, NATL Insured, 5.15%, 2/01/32 ...............................      8,520,000         7,699,865
    Desert Community College District GO, Capital Appreciation Bonds, Series C, FSA
       Insured, zero cpn., 8/01/46 .....................................................    396,230,000        37,471,471
    Desert Sands USD, GO, Election of 2001, FSA Insured, Pre-Refunded, 5.00%, 6/01/29 ..     16,425,000        18,723,679
    Downey USD, GO, Election of 2002, Series C, FSA Insured, Pre-Refunded, 5.00%,
       2/01/30 .........................................................................      4,860,000         5,476,005
    Duarte COP, Refunding, Series A, 5.25%,
       4/01/19 .........................................................................      5,000,000         5,030,000
       4/01/24 .........................................................................      5,000,000         5,012,800
       4/01/31 .........................................................................     12,500,000        12,059,000
    East Bay MUD Water System Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 6/01/37 ...............................     99,545,000       103,604,445
       Series A, NATL Insured, 5.00%, 6/01/28 ..........................................      7,000,000         7,322,700
       Series A, NATL Insured, 5.00%, 6/01/29 ..........................................     27,495,000        28,671,511
       Series A, NATL Insured, 5.00%, 6/01/30 ..........................................     15,000,000        15,599,400
       Series A, NATL Insured, 5.00%, 6/01/35 ..........................................     27,505,000        28,410,465
    Eastern Municipal Water District Water and Sewer Revenue COP, Series B, FGIC
       Insured, Pre-Refunded, 5.00%, 7/01/30 ...........................................     21,370,000        22,561,591
    El Centro Financing Authority Hospital Revenue, El Centro Regional Medical Center
       Project, California Mortgage Insured, 5.25%, 3/01/26 ............................      8,500,000         8,223,750
    El Dorado County Special Tax, CFD No. 1992-1,
       5.875%, 9/01/24 .................................................................      4,475,000         4,296,358
       6.00%, 9/01/31 ..................................................................      8,850,000         8,150,319
       Refunding, 6.25%, 9/01/29 .......................................................     19,750,000        19,208,455
    El Rancho USD, GO, Election of 2003, Series A, NATL Insured, 5.00%, 8/01/28 ........      5,635,000         5,568,000
    Elk Grove USD Special Tax, Capital Appreciation, CFD 1, NATL Insured, zero cpn.,
       12/01/19 ........................................................................      2,775,000         1,582,194
       12/01/20 ........................................................................      2,765,000         1,483,063
       12/01/21 ........................................................................      4,195,000         2,055,424
       12/01/22 ........................................................................      4,195,000         1,935,993
       12/01/23 ........................................................................      4,195,000         1,820,462
       12/01/24 ........................................................................      4,200,000         1,699,740
    Emeryville PFAR,
       Housing Increment Loan, 6.20%, 9/01/25 ..........................................      3,115,000         3,116,994
       Shellmound Park Redevelopment and Housing Project, Refunding, Series B,
          NATL Insured, 5.00%, 9/01/28 .................................................     10,000,000         9,592,900
    Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured, 5.00%, 4/01/42 ...     10,000,000         9,495,900
    Florin Resource Conservation District COP, Elk Grove Water Service, Refunding,
       Series A, NATL Insured, 5.00%, 3/01/33 ..........................................      8,715,000         8,040,546
    Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A,
       5.50%, 10/01/27 .................................................................     12,500,000        12,506,875
    Foothill-De Anza Community College District GO,
       Capital Appreciation, NATL Insured, zero cpn., 8/01/27 ..........................      5,205,000         2,020,165
       NATL Insured, zero cpn., 8/01/26 ................................................      5,290,000         2,192,705


                               Annual Report | 29

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, 5.80%, 1/15/20 .................................   $ 49,500,000   $    50,148,450
       Capital Appreciation, Refunding, 5.85%, 1/15/23 .................................     10,000,000        10,032,900
       Capital Appreciation, Refunding, 5.875%, 1/15/26 ................................     30,000,000        29,678,100
       Capital Appreciation, Refunding, 5.875%, 1/15/27 ................................     80,835,000        79,851,238
       Capital Appreciation, Refunding, 5.875%, 1/15/28 ................................     80,500,000        79,400,370
       Capital Appreciation, Refunding, 5.875%, 1/15/29 ................................    112,230,000       110,526,349
       Capital Appreciation, Refunding, zero cpn., 1/15/21 .............................     51,180,000        26,674,504
       Capital Appreciation, Refunding, zero cpn., 1/15/25 .............................     57,000,000        22,247,670
       Capital Appreciation, Refunding, zero cpn., 1/15/30 .............................     98,460,000        25,401,695
       Capital Appreciation, Refunding, zero cpn., 1/15/31 .............................     14,635,000         3,518,547
       Capital Appreciation, Refunding, zero cpn., 1/15/32 .............................    100,000,000        22,401,000
       Capital Appreciation, Refunding, zero cpn., 1/15/33 .............................    132,460,000        27,640,428
       Capital Appreciation, Refunding, zero cpn., 1/15/34 .............................    100,000,000        19,435,000
       Capital Appreciation, Refunding, zero cpn., 1/15/35 .............................     20,000,000         3,611,000
       Capital Appreciation, Refunding, zero cpn., 1/15/36 .............................    182,160,000        30,540,946
       Capital Appreciation, Refunding, zero cpn., 1/15/37 .............................    170,615,000        26,621,058
       Capital Appreciation, Refunding, zero cpn., 1/15/38 .............................    160,560,000        22,451,105
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22 ............     30,835,000        19,327,686
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23 ............      5,765,000         3,433,749
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24 ............     72,045,000        40,759,459
       Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28 ............      2,000,000           894,280
       Refunding, 5.75%, 1/15/40 .......................................................    395,510,000       379,179,392
       senior lien, Series A, 5.00%, 1/01/35 ...........................................     15,955,000        13,855,162
       senior lien, Series A, ETM, zero cpn., 1/01/25 ..................................     20,660,000        11,037,192
       senior lien, Series A, ETM, zero cpn., 1/01/26 ..................................     23,475,000        11,871,307
       senior lien, Series A, ETM, zero cpn., 1/01/27 ..................................     15,000,000         7,110,900
       senior lien, Series A, ETM, zero cpn., 1/01/29 ..................................     35,310,000        14,814,310
    Fremont GO, Election of 2002, Fire Safety Project, Series B, FGIC Insured, 5.00%,
       8/01/34 .........................................................................      7,235,000         7,420,795
    Fremont USD Alameda County GO, Election 2002, Series B, FSA Insured, 5.00%,
       8/01/28 .........................................................................     10,000,000        10,305,100
    Fresno Joint Powers Financing Authority Lease Revenue, Master Lease Projects,
       Series A, 6.375%, 4/01/39 .......................................................     25,415,000        26,427,025
    Glendale Community College District GO, FGIC Insured, zero cpn., 8/01/28 ...........     15,000,000         5,445,300
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Refunding, Series A, FGIC Insured, 5.00%, 6/01/45 .................     20,000,000        16,974,800
       Asset-Backed, Senior Series A-1, 5.125%, 6/01/47 ................................      5,000,000         3,191,650
       Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 .................................     77,500,000        54,774,675
       Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 .....................     34,000,000        29,304,940
       Enhanced, Asset-Backed, Refunding, Series A, Radian Insured, 5.00%, 6/01/45 .....     30,000,000        25,265,100
       Enhanced, Asset-Backed, Series A, FSA Insured, 5.00%, 6/01/35 ...................     50,000,000        47,858,500
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.50%, 6/01/33 ..................     15,000,000        16,855,350
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 .................    138,000,000       155,599,140
       Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.50%, 6/01/43 ..................     57,000,000        64,050,330
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ...............................     14,085,000        12,138,030
       Refunding, AGM Insured, 5.00%, 6/01/45 ..........................................     30,000,000        27,939,000
       Series A-1, Pre-Refunded, 6.75%, 6/01/39 ........................................      5,290,000         6,147,297


                               30 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Hartnell Community College District GO,
       Capital Appreciation, Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter,
          8/01/33 ......................................................................   $ 20,000,000   $     8,988,400
       Election of 2002, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/27 ..........      5,020,000         5,635,352
    Hawaiian Gardens RDA Tax Allocation, Project No. 1, ETM, 8.00%, 12/01/10 ...........        845,000           885,957
    Hawthorne School District GO, Capital Appreciation, Election of 2004, Series C,
       Assured Guaranty, zero cpn., 8/01/48 ............................................     37,665,000         2,788,717
    Huntington Beach City and School District, Capital Appreciation, Election of 2002,
       Series A, FGIC Insured, zero cpn., 8/01/28 ......................................     10,005,000         3,381,490
    Huntington Beach UHSD, GO, Election of 2004, FSA Insured, 5.00%, 8/01/29 ...........     11,000,000        11,269,390
    Imperial Irrigation District Electric Revenue, System, Refunding, BHAC Insured,
       5.125%, 11/01/38 ................................................................      4,800,000         4,945,776
    Indio Water Authority Water Revenue, AMBAC Insured, 5.00%, 4/01/36 .................     15,520,000        15,275,870
    Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement
       Financing Project, Series B, FSA Insured, ETM, 6.25%, 8/01/11 ...................      1,635,000         1,677,003
    Inland Empire Tobacco Securitization Authority Tobacco Settlement Revenue,
       Capital Appreciation, Series B, zero cpn. to 12/01/11, 5.75% thereafter,
          6/01/26 ......................................................................     35,000,000        25,490,850
    Intercommunity Hospital Financing Authority COP, Northbay Healthcare System,
       Refunding, ACA Insured, 5.25%, 11/01/19 .........................................     10,550,000        10,172,943
    Irvine 1915 Act Special Assessment, Limited Obligation,
       AD No. 00-18, Group 4, 5.375%, 9/02/26 ..........................................      2,500,000         2,343,125
       AD No. 03-19, Group 2, Refunding, 5.45%, 9/02/23 ................................      2,000,000         1,951,620
       AD No. 03-19, Group 2, Refunding, 5.50%, 9/02/29 ................................      4,295,000         3,953,548
    Irvine USD Financing Authority Special Tax, Series A,
       5.00%, 9/01/26 ..................................................................      2,865,000         2,568,415
       5.125%, 9/01/36 .................................................................     10,585,000         8,610,897
    Kaweah Delta Health Care District GO, Election of 2003, NATL Insured, 5.00%,
       8/01/34 .........................................................................     16,500,000        14,862,540
    Kern Community College District COP, AMBAC Insured, 5.00%, 3/01/34 .................     15,000,000        14,813,850
    Kern County Board of Education COP, Refunding, Series A, NATL Insured, 5.20%,
       5/01/28 .........................................................................      3,150,000         3,150,851
    Kern High School District GO, Election of 1990, Series E, FGIC Insured, 5.125%,
       8/01/33 .........................................................................      5,275,000         5,186,486
    La Mirada SFMR, MBS, Series A, GNMA Secured, 7.65%, 4/01/24 ........................         65,000            67,866
    La Palma Community Development Commission Tax Allocation, La Palma Community
       Development Project No. 1, Refunding, 6.10%, 6/01/22 ............................      2,065,000         2,068,634
    La Quinta RDA Tax Allocation, Redevelopment Project Area No. 1, AMBAC Insured,
       5.125%, 9/01/32 .................................................................     10,825,000         9,970,258
    Laguna Beach USD, CFD Special Tax No. 98-1, 5.375%, 9/01/34 ........................      5,375,000         4,507,636
    Lake Elsinore PFA Tax Allocation Revenue,
       Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.80%, 9/01/25 .....      6,750,000         6,750,742
       Series A, 5.50%, 9/01/30 ........................................................     15,550,000        14,887,725
       Series A, Assured Guaranty, 5.25%, 9/01/33 ......................................     10,065,000        10,010,750
    Lancaster RDA, RMR, Los Angeles County, Series A, ETM, 10.125%, 9/01/16 ............          5,000             7,254
    Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured Guaranty,
       5.50%, 8/01/39 ..................................................................     10,280,000        10,316,288
    Lemon Grove CDA Tax Allocation, Refunding, 5.75%, 8/01/28 ..........................      7,890,000         7,421,492
    Local Medical Facilities Financing Authority COP, California Mortgage Insured,
       7.55%, 3/01/20 ..................................................................        735,000           735,176


                               Annual Report | 31

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A,
       5.00%, 12/01/23 .................................................................   $  9,200,000   $     8,569,248
       8.25%, 12/01/38 .................................................................     35,000,000        39,320,750
    Long Beach Bond Finance Authority Lease Revenue, Aquarium of the Pacific Project,
       Refunding, AMBAC Insured, 5.00%, 11/01/26 .......................................     20,000,000        17,805,800
    Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
       5.50%, 11/15/28 .................................................................      8,000,000         8,066,480
       5.00%, 11/15/29 .................................................................     17,465,000        16,307,594
       5.50%, 11/15/30 .................................................................      5,000,000         4,957,100
       5.00%, 11/15/35 .................................................................     69,800,000        62,350,246
       5.50%, 11/15/37 .................................................................     35,000,000        33,653,900
    Long Beach California Board Finance Authority Lease Revenue, Temple and Willow
       Facility, Refunding, Series B, NATL Insured, 5.00%, 10/01/27 ....................     14,935,000        14,797,449
    Los Angeles Community College District GO,
       Election of 2001, Series A, FGIC Insured, 5.00%, 8/01/32 ........................     21,500,000        21,814,330
       Series A, NATL Insured, Pre-Refunded, 5.00%, 6/01/26 ............................     59,275,000        62,802,455
    Los Angeles COP, Department of Public Social Services, Series A, AMBAC Insured,
       5.50%,
       8/01/24 .........................................................................      4,000,000         4,035,360
       8/01/31 .........................................................................      5,000,000         5,009,000
    Los Angeles County COP, Series 1992, California Mortgage Insured, 6.625%, 7/01/22 ..        835,000           835,184
    Los Angeles County Infrastructure and Economic Development Bank Revenue,
       County Department of Public Social Services, AMBAC Insured, 5.00%, 9/01/35 ......      7,765,000         6,340,744
    Los Angeles County MTA Sales Tax Revenue, Proposition A, Senior Series A, FSA
       Insured, Pre-Refunded, 5.00%, 7/01/24 ...........................................      5,000,000         5,331,750
    Los Angeles County Sanitation Districts Financing Authority Revenue, Capital
       Projects,
       District No. 14, Series B, FGIC Insured, 5.00%, 10/01/30 ........................      7,000,000         7,006,580
       District No. 14, Series B, FGIC Insured, 5.00%, 10/01/34 ........................     25,820,000        25,144,032
       Series A, NATL Insured, 5.00%, 10/01/34 .........................................      7,110,000         6,876,081
    Los Angeles CRDA, Financing Authority Revenue, Pooled Financing, Beacon Normandie,
       Series B, 6.625%, 9/01/14 .......................................................        470,000           470,047
    Los Angeles CRDA Tax Allocation, Series G, ETM, 6.75%, 7/01/10 .....................      2,175,000         2,205,907
    Los Angeles Department of Airports Revenue,
       Los Angeles International Airport, Subordinated, Refunding, Series C, 5.125%,
          5/15/33 ......................................................................     16,000,000        15,945,440
       Series A, 5.00%, 5/15/34 ........................................................     18,500,000        18,783,050
       Series A, 5.25%, 5/15/39 ........................................................     14,000,000        14,304,220
    Los Angeles Department of Water and Power Revenue,
       Power System, Series A, Sub Series A-1, 5.25%, 7/01/38 ..........................     10,000,000        10,588,300
       Power System, Series A, Sub Series A-1, AMBAC Insured, 5.00%, 7/01/37 ...........     12,345,000        12,660,415
       Power System, Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/31 .............     10,000,000        10,348,100
       Power System, Series A, Sub Series A-1, FSA Insured, 5.00%, 7/01/35 .............     63,435,000        65,103,975
       Power System, Series B, FSA Insured, 5.00%, 7/01/28 .............................     10,575,000        10,876,176
       Refunding, Series A, Sub Series A-2, 5.00%, 7/01/30 .............................      7,000,000         7,150,360
       Series A, Sub Series A-2, NATL Insured, 5.00%, 7/01/23 ..........................      6,550,000         6,930,096
    Los Angeles Department of Water and Power Waterworks Revenue, System, Series A,
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/36 ...................................     14,385,000        14,763,469
       Sub Series A-1, AMBAC Insured, 5.00%, 7/01/38 ...................................     18,000,000        18,504,540
       Sub Series A-2, AMBAC Insured, 5.00%, 7/01/44 ...................................     38,000,000        38,759,620


                               32 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Los Angeles Harbor Department Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
       8/01/25 .........................................................................   $ 15,000,000   $    15,259,650
    Los Angeles USD,
       COP, Administration Building Project, Series B, AMBAC Insured, 5.00%, 10/01/31 ..     28,210,000        26,228,247
       GO, Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/30 ....................        100,000           101,221
       GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/30 ...................     13,815,000        14,088,123
       GO, Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 ...................      6,000,000         6,095,880
       GO, Series A, NATL Insured, Pre-Refunded, 5.00%, 1/01/28 ........................    170,250,000       190,606,792
       GO, Series F, 5.00%, 7/01/29 ....................................................      2,250,000         2,322,068
       GO, Series I, 5.00%, 7/01/29 ....................................................     10,000,000        10,320,300
       GO, Series I, 5.00%, 1/01/34 ....................................................     26,000,000        26,304,980
    Los Angeles Wastewater System Revenue, Refunding, Series A,
       5.00%, 6/01/39 ..................................................................     25,000,000        25,927,750
       FGIC Insured, 5.00%, 6/01/32 ....................................................      6,000,000         6,090,060
       FSA Insured, 4.875%, 6/01/29 ....................................................     34,335,000        34,737,750
       FSA Insured, 5.00%, 6/01/32 .....................................................     17,500,000        17,825,675
    Lynwood PFA Tax Allocation, Project Area A, Refunding, Series A, FSA Insured, 5.90%,
       9/01/28 .........................................................................      6,470,000         6,563,039
    M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39 ......................     25,000,000        26,683,000
    M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, 6.00%,
       7/01/22 .........................................................................      6,330,000         6,342,787
    Madera County COP, Valley Children's Hospital, NATL Insured,
       5.00%, 3/15/23 ..................................................................      8,500,000         8,192,470
       5.75%, 3/15/28 ..................................................................     27,500,000        27,556,100
(b) Madera-Chowchilla Power Authority Hydroelectric Revenue, Refunding, 8.00%,
       1/01/14 .........................................................................      1,195,000         1,200,043
    Manhattan Beach COP, Metlox Public Improvements, 5.00%, 1/01/33 ....................      5,575,000         5,703,281
    Manteca Financing Authority Sewer Revenue, Series A, NATL Insured, 5.00%,
       12/01/33 ........................................................................      2,870,000         2,792,194
    Marysville Hospital Revenue, Fremont Rideout Health, Refunding, Series A, AMBAC
       Insured, 5.00%, 1/01/22 .........................................................      5,000,000         4,925,500
    Metropolitan Water District of Southern California Waterworks Revenue, Series B1,
       FGIC Insured, 5.00%, 10/01/33 ...................................................      5,000,000         5,120,300
    Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM,
       5.40%, 1/15/17 ..................................................................     10,900,000        12,087,773
       5.50%, 1/15/24 ..................................................................     11,790,000        13,610,848
    Modesto High School District Stanislaus County GO, Capital Appreciation, Series A,
       FGIC Insured, zero cpn.,
       8/01/21 .........................................................................      9,660,000         5,192,540
       8/01/23 .........................................................................     10,815,000         5,102,625
       5/01/27 .........................................................................     12,770,000         4,624,528
    Modesto Irrigation District COP, Refunding and Capital Improvements, Series B,
       5.30%, 7/01/22 ..................................................................      3,635,000         3,635,618
    Modesto Schools Infrastructure Financing Agency Special Tax, AMBAC Insured, 5.20%,
       9/01/37 .........................................................................      4,270,000         3,655,120
    Monterey Peninsula Community College District GO, Series C, FSA Insured, 5.00%,
       8/01/34 .........................................................................     10,000,000        10,200,300
    Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, zero cpn.,
       8/01/27 .........................................................................      6,315,000         3,068,964
       8/01/28 .........................................................................      6,625,000         3,049,753


                               Annual Report | 33

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Murrieta Valley USD,
       GO, FSA Insured, 4.50%, 9/01/28 .................................................   $  5,300,000   $     4,966,312
       PFA, Special Tax Revenue, Series A, FGIC Insured, 5.00%, 9/01/37 ................      6,975,000         6,549,525
    Natomas USD, GO, Election of 2006, BHAC Insured, 5.00%, 8/01/32 ....................     16,450,000        16,895,137
    Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22 .......      1,325,000         1,325,252
    New Haven USD, GO, Capital Appreciation, Series C, FGIC Insured, zero cpn.,
       8/01/23 .........................................................................     14,700,000         6,953,541
    Norco RDA Tax Allocation, Area No. 1, Refunding, NATL Insured, 5.125%, 3/01/30 .....      8,515,000         7,965,016
    Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1,
       Refunding, Series A, NATL Insured, 5.00%, 7/01/28 ...............................     12,510,000        12,508,123
       Refunding, Series A, NATL Insured, 5.20%, 7/01/32 ...............................     12,930,000        12,912,027
       Series A, NATL Insured, Pre-Refunded, 5.125%, 7/01/23 ...........................      6,270,000         6,341,917
    Oakland GO, Series B, 6.25%, 1/15/39 ...............................................     10,045,000        10,743,127
    Oakland USD Alameda County GO, 6.125%, 8/01/29 .....................................      7,225,000         7,560,890
    Oceanside USD, GO, Election of 2000, Series D, FGIC Insured, 5.00%,
       8/01/29 .........................................................................      5,755,000         5,705,334
       8/01/33 .........................................................................      5,590,000         5,366,568
    Orange County CFD No. 2003-1 Special Tax, Ladera Ranch, Series A,
       5.50%, 8/15/24 ..................................................................      1,100,000         1,053,591
       5.60%, 8/15/28 ..................................................................      3,250,000         3,058,055
       5.625%, 8/15/34 .................................................................      5,000,000         4,468,150
    Orange County CFD No. 2004-1 Special Tax, Ladera Ranch, Series A,
       5.15%, 8/15/29 ..................................................................      6,405,000         5,548,523
       5.20%, 8/15/34 ..................................................................     11,000,000         9,191,930
    Orange County Water District Revenue COP, Series B, NATL Insured,
       5.00%, 8/15/28 ..................................................................     22,950,000        23,446,179
       5.00%, 8/15/34 ..................................................................     19,435,000        19,709,422
       ETM, 5.00%, 8/15/34 .............................................................      4,140,000         4,600,120
    Oxnard Harbor District Revenue, ACA Insured, 5.60%, 8/01/19 ........................     10,820,000        10,757,028
    Palmdale CRDA Tax Allocation, Merged Redevelopment Project Areas,
       Refunding, NATL Insured, 5.00%, 9/01/34 .........................................      6,980,000         6,078,673
       sub. lien, AMBAC Insured, 5.50%, 12/01/29 .......................................      2,900,000         2,845,161
    Palo Verde Community College District COP, AMBAC Insured, 5.50%, 1/01/37 ...........     21,000,000        21,341,670
    Palomar Pomerado Health Care District COP, 6.75%, 11/01/39 .........................     30,000,000        30,935,700
    Palomar Pomerado Health GO, Convertible Capital Appreciation, Election of 2004,
       Series A, Assured Guaranty, zero cpn. to 8/01/19, 7.00% thereafter, 8/01/38 .....     36,000,000        22,513,320
    Peralta Community College District GO, Election of 2000, Series C, NATL Insured,
       5.00%,
       8/01/31 .........................................................................      4,105,000         4,152,372
       8/01/34 .........................................................................      6,920,000         6,948,856
    Perris PFAR Tax Allocation, Series A, 5.75%, 10/01/31 ..............................      5,000,000         4,969,450
    Perris SFMR, Series A, GNMA Secured, ETM, zero cpn., 6/01/23 .......................     19,095,000        10,827,820
    Perris Special Tax, CFD No. 91-1, 8.75%, 9/01/21 ...................................      4,785,000         4,821,270
    Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 ...........      2,290,000         2,290,000
    Port of Oakland Revenue,
       Refunding, Series L, NATL Insured, 5.375%, 11/01/27 .............................      4,440,000         4,363,099
       Series L, FGIC Insured, Pre-Refunded, 5.375%, 11/01/27 ..........................        560,000           615,087
    Porterville COP, Infrastructure Financing Project, Refunding, AMBAC Insured, 5.00%,
       7/01/30 .........................................................................      7,420,000         6,740,476
       7/01/36 .........................................................................      6,535,000         5,640,162


                               34 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Poway COP, Royal Mobile Home Park Project, Refunding, FSA Insured,
       5.875%, 8/01/15 .................................................................   $  5,110,000   $     5,119,045
       6.00%, 8/01/20 ..................................................................      5,400,000         5,404,104
       6.00%, 8/01/28 ..................................................................     15,000,000        15,011,400
    Poway USD, GO, NATL Insured, 5.00%, 8/01/27 ........................................      5,020,000         5,161,715
    Ramona USD, COP, Convertible Capital Appreciation Bonds, Refunding, FGIC Insured,
       zero cpn. to 5/01/12, 5.00% thereafter, 5/01/32 .................................      5,500,000         4,613,345
    Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
       Pre-Refunded, 5.625%, 7/01/34 ...................................................     10,000,000        11,637,500
       Refunding, Series A, 5.00%, 7/01/38 .............................................     14,000,000        12,753,860
       Series A, 5.00%, 7/01/47 ........................................................     60,000,000        53,911,200
    Rancho Water District Financing Authority Revenue, AMBAC Insured, ETM, zero cpn.,
       8/15/16 .........................................................................      8,605,000         7,111,774
       8/15/17 .........................................................................     13,605,000        10,677,612
       8/15/18 .........................................................................     13,605,000        10,138,310
    Redding California Electricity System Revenue COP, Series A, FGIC Insured, 5.00%,
       6/01/35 .........................................................................     12,725,000        12,146,012
    Redondo Beach PFAR, Wastewater System Financing Project, Series A, NATL Insured,
       5.00%, 5/01/34 ..................................................................      5,060,000         5,211,749
    Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37 ................................     13,525,000        13,655,922
    Rialto USD, GO, Series A, FGIC Insured, zero cpn., 6/01/19 .........................     13,985,000         8,420,648
    Richmond Joint Powers Financing Authority Revenue, Lease, Series A, NATL Insured,
       Pre-Refunded, 5.00%,
       2/01/26 .........................................................................      6,500,000         6,813,560
       2/01/31 .........................................................................      7,000,000         7,337,680
    Riverside Community College District GO, Election of 2004, Series C, NATL Insured,
       5.00%, 8/01/32 ..................................................................      6,930,000         6,988,697
    Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County Hospital
       Project,
       NATL Insured, zero cpn., 6/01/23 ................................................     14,160,000         6,490,236
       NATL Insured, zero cpn., 6/01/24 ................................................     13,005,000         5,533,367
       Series A, 6.50%, 6/01/12 ........................................................     20,125,000        20,978,501
    Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, FGIC
       Insured, 5.00%,
       11/01/30 ........................................................................      9,905,000         9,619,637
       11/01/36 ........................................................................      6,345,000         6,066,391
    Riverside County Flood Control and Water Conservation District Elsinore Valley AD,
       Zone 3, 7.875%,
       9/01/10 .........................................................................        280,000           286,152
       9/01/11 .........................................................................        305,000           330,321
       9/01/12 .........................................................................        325,000           363,457
       9/01/13 .........................................................................        350,000           404,299
       9/01/14 .........................................................................        380,000           445,748
       9/01/15 .........................................................................        410,000           486,268
       9/01/16 .........................................................................        440,000           521,787
       9/01/17 .........................................................................        475,000           566,376
    Riverside County PFA, COP,
       5.75%, 5/15/19 ..................................................................      3,500,000         3,296,195
       5.80%, 5/15/29 ..................................................................     14,230,000        12,164,800


                               Annual Report | 35

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Riverside County PFA Tax Allocation Revenue, Redevelopment Projects, Refunding,
       Series A, XLCA Insured, 5.00%, 10/01/35 .........................................   $ 17,500,000   $    14,593,250
    Riverside County RDA Tax Allocation, Jurupa Valley Project Area, AMBAC Insured,
       Pre-Refunded, 5.125%, 10/01/35 ..................................................     17,035,000        18,505,972
    Riverside County SFMR, Capital Appreciation Mortgage,
       Series A, GNMA Secured, ETM, zero cpn., 9/01/14 .................................     20,220,000        18,515,656
       Series A, GNMA Secured, ETM, zero cpn., 11/01/20 ................................     25,055,000        16,064,013
       Series B, GNMA Secured, ETM, zero cpn., 6/01/23 .................................     26,160,000        14,531,880
    Riverside Electric Revenue, Issue D, FSA Insured, 5.00%, 10/01/33 ..................     10,000,000        10,207,900
    RNR School Financing Authority Special Tax, CFD No. 92-1, Series A, AMBAC Insured,
       5.00%, 9/01/36 ..................................................................     10,090,000         8,456,933
    Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 7.00%,
       9/01/39 .........................................................................      8,865,000         9,325,182
    Rocklin USD, GO,
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/10 ................      4,595,000         4,581,904
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/11 ................      5,145,000         5,030,575
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/12 ................      5,760,000         5,465,030
       Capital Appreciation, Series A, FGIC Insured, zero cpn., 9/01/16 ................     33,960,000        25,845,937
       Election of 2002, FGIC Insured, zero cpn., 8/01/25 ..............................      8,160,000         3,348,374
       Election of 2002, FGIC Insured, zero cpn., 8/01/26 ..............................      8,695,000         3,329,229
       Election of 2002, FGIC Insured, zero cpn., 8/01/27 ..............................      9,080,000         3,239,653
       Election of 2002, FGIC Insured, zero cpn., 8/01/28 ..............................     16,615,000         5,516,512
    Roseville City School District GO, Capital Appreciation, Series A, zero cpn.,
       8/01/11 .........................................................................      3,115,000         3,050,987
       8/01/17 .........................................................................     30,770,000        21,997,165
    Roseville Electric System Revenue COP, FSA Insured, 5.00%,
       2/01/29 .........................................................................     10,000,000        10,183,600
       2/01/34 .........................................................................     17,000,000        17,210,800
    Roseville Joint UHSD,
       Capital Appreciation, Series A, zero cpn., 8/01/10 ..............................      1,820,000         1,815,887
       Capital Appreciation, Series A, zero cpn., 8/01/11 ..............................      1,965,000         1,924,619
       Capital Appreciation, Series A, zero cpn., 8/01/17 ..............................     18,155,000        12,959,221
       GO, Election of 2004, Series B, FGIC Insured, 5.00%, 8/01/30 ....................      8,375,000         8,519,050
    Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26 ..............      5,000,000         4,739,000
    Rowland USD, GO, Series A, FSA Insured, 5.00%, 8/01/31 .............................     17,715,000        17,809,067
    Sacramento Area Flood Control Agency Revenue, Consolidated, Capital Assessment
       District, Series A, FGIC Insured, 5.00%, 10/01/37 ...............................      8,715,000         8,242,473
    Sacramento City Financing Authority Revenue, Capital Improvement,
       AMBAC Insured, 5.00%, 12/01/33 ..................................................        485,000           456,147
       AMBAC Insured, Pre-Refunded, 5.00%, 12/01/33 ....................................      7,035,000         7,928,304
       Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%,
          12/01/31 .....................................................................     16,915,000        16,477,409
       Community Reinsurance Capital Program, Series A, AMBAC Insured, 5.00%,
          12/01/36 .....................................................................     10,000,000         9,491,700
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/32 ..........................     16,250,000        17,095,162
    Sacramento City USD, GO, Election of 1999, Series B, FGIC Insured, 5.00%, 7/01/30 ..      5,250,000         5,301,555


                               36 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Sacramento County Airport System Revenue,
       PFC/Grant, Series C, Assured Guaranty, 5.75%, 7/01/39 ...........................   $  5,000,000   $     5,250,200
       Senior Series A, FSA Insured, 5.00%, 7/01/41 ....................................     10,000,000        10,046,200
       Senior Series B, FSA Insured, 5.25%, 7/01/39 ....................................     20,000,000        19,275,200
    Sacramento County Sanitation District Financing Authority Revenue,
       AMBAC Insured, Pre-Refunded, 5.625%, 12/01/30 ...................................      5,000,000         5,221,700
       County Sanitation District No. 1, NATL Insured, 5.00%, 8/01/30 ..................     11,900,000        12,217,611
       Sacramento Regional County Sanitation District, FGIC Insured, 5.00%, 12/01/30 ...     10,000,000        10,276,400
       Sacramento Regional County Sanitation District, FGIC Insured, 5.00%, 12/01/36 ...     61,095,000        61,865,408
       Sacramento Regional County Sanitation District, Series A, AMBAC Insured,
          Pre-Refunded, 5.00%, 12/01/35 ................................................     40,000,000        45,957,600
    Sacramento MUD Electric Revenue,
       Refunding, Series T, FGIC Insured, 5.00%, 5/15/30 ...............................      9,095,000         9,134,745
       Series N, NATL Insured, 5.00%, 8/15/28 ..........................................     63,500,000        63,827,025
       sub. lien, Refunding, 8.00%, 11/15/10 ...........................................      6,355,000         6,370,125
    Sacramento USD, COP, Refunding, NATL Insured, 5.00%, 3/01/31 .......................      6,000,000         5,847,840
    Saddleback Valley USD, GO,
       Election of 2004, Series A, NATL Insured, 4.50%, 8/01/30 ........................      5,250,000         5,059,898
       FSA Insured, 5.00%, 8/01/27 .....................................................      4,680,000         4,811,321
       FSA Insured, 5.00%, 8/01/29 .....................................................      4,335,000         4,415,544
    Salida Area Public Facilities Financing Agency CFD, Special Tax, No. 1988-1,
       Refunding, FSA Insured, 5.25%, 9/01/28 ..........................................      6,800,000         6,800,816
    San Bernardino Community College District GO, Election of 2008, Series B, zero cpn.,
       8/01/48 .........................................................................     47,640,000         3,942,210
    San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%,
       8/01/26 .........................................................................     13,045,000        11,900,953
    San Bernardino County Housing Authority MFMR,
       Sequoia Plaza Mobil Home, GNMA Secured, 6.75%, 4/20/41 ..........................      6,920,000         7,355,406
       Series A, GNMA Secured, 6.70%, 3/20/43 ..........................................      3,345,000         3,607,215
    San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project,
       Refunding, NATL Insured, 5.70%, 1/01/23 .........................................      6,315,000         6,319,736
    San Carlos School District GO, Election of 2005, Series A, NATL Insured, 5.00%,
       10/01/26 ........................................................................      5,070,000         5,295,260
       10/01/30 ........................................................................      9,820,000        10,076,793
    San Diego Community College District GO, Election of 2002, Capital Appreciation,
       zero cpn. to 8/01/19, 6.00% thereafter, 8/01/33 .................................     26,880,000        15,976,666
    San Diego County COP, NATL Insured, 5.00%, 8/15/28 .................................     24,000,000        22,755,120
    San Diego County Water Authority Water Revenue COP, Series A,
       FSA Insured, 5.00%, 5/01/34 .....................................................    106,705,000       107,938,510
       NATL Insured, 5.00%, 5/01/25 ....................................................     12,440,000        12,889,457
    San Diego Public Facilities Financing Authority Sewer Revenue, Series A, FGIC
       Insured, 5.25%, 5/15/27 .........................................................      9,395,000         9,396,409
    San Diego Public Facilities Financing Authority Water Revenue,
       NATL Insured, 5.00%, 8/01/26 ....................................................     12,210,000        12,501,697
       Subordinated, Refunding, NATL Insured, 5.00%, 8/01/32 ...........................     20,000,000        20,190,400
    San Diego RDA Tax Allocation, Horton Project, Refunding, Series A, FSA Insured,
       6.00%, 11/01/15 .................................................................      4,405,000         4,405,617


                               Annual Report | 37

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Diego USD, GO,
       Capital Appreciation, Election of 2008, Series A, zero cpn. to 7/01/19, 6.00%
          thereafter, 7/01/33 ..........................................................   $104,505,000   $    63,829,564
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/21 ...........     12,160,000         7,286,637
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/22 ...........      8,440,000         4,786,155
       Capital Appreciation Bond, Series A, FGIC Insured, zero cpn., 7/01/23 ...........     11,120,000         5,958,318
       Election of 1998, Series B, NATL Insured, 5.00%, 7/01/25 ........................      6,975,000         7,048,377
       Election of 1998, Series D, FGIC Insured, 5.00%, 7/01/27 ........................     16,000,000        17,307,680
       Election of 1998, Series E, FSA Insured, 5.00%, 7/01/28 .........................     10,000,000        11,101,300
       Series C, FSA Insured, 5.00%, 7/01/26 ...........................................      6,490,000         6,942,093
    San Francisco BART District GO, Election of 2004, Series B, 5.00%, 8/01/32 .........     28,000,000        29,469,440
    San Francisco BART District Sales Tax Revenue, FSA Insured, 5.00%,
       7/01/31 .........................................................................     10,000,000        10,287,300
       7/01/36 .........................................................................      6,760,000         6,899,053
    San Francisco City and County Airports Commission International Airport Revenue,
       Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/28 ...............      7,500,000         7,002,450
       Issue 32G, Refunding, Second Series, FGIC Insured, 4.50%, 5/01/32 ...............      5,260,000         4,740,154
       Refunding, Second Series 28A, NATL Insured, 5.125%, 5/01/32 .....................     26,290,000        24,528,833
       Refunding, Second Series 28B, NATL Insured, 5.00%, 5/01/27 ......................      5,050,000         5,105,146
    San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, NATL
       Insured, 5.00%, 9/01/31 .........................................................      5,805,000         5,804,710
    San Francisco City and County RDA, Hotel Tax Revenue, FSA Insured, 6.75%, 7/01/25 ..        315,000           315,057
    San Jacinto USD, COP, Refunding, AGM Insured, 5.375%, 9/01/40 ......................     12,000,000        11,848,800
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 .......................     19,500,000        19,990,620
       Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 .......................     17,000,000        17,299,540
       Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 .......................     57,000,000        56,838,690
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 .......................     80,000,000        77,669,600
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 .......................     80,000,000        77,263,200
       Refunding, Series A, 5.50%, 1/15/28 .............................................    247,300,000       224,090,895
       Refunding, Series A, NATL Insured, 5.375%, 1/15/29 ..............................     85,500,000        75,399,030
       Refunding, Series A, NATL Insured, 5.25%, 1/15/30 ...............................     21,200,000        18,187,480
       senior lien, 5.00%, 1/01/33 .....................................................     82,040,000        66,852,755
       senior lien, ETM, zero cpn., 1/01/25 ............................................      5,700,000         3,045,111
       senior lien, ETM, zero cpn., 1/01/28 ............................................     33,545,000        14,999,311
       senior lien, ETM, zero cpn., 1/01/29 ............................................     37,050,000        15,544,327
       senior lien, Refunding, Series A, 5.65%, 1/15/18 ................................     60,000,000        60,169,800
       senior lien, Refunding, Series A, 5.70%, 1/15/20 ................................     80,000,000        79,108,000
       senior lien, Refunding, Series A, 5.75%, 1/15/22 ................................     90,000,000        88,036,200
    San Jose Airport Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 3/01/31 ...............................     11,000,000        10,789,790
       Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37 ..............................     65,000,000        61,506,250
       Series D, NATL Insured, 5.00%, 3/01/28 ..........................................     10,000,000        10,017,100
    San Jose Financing Authority Lease Revenue,
       Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39 ........     20,885,000        20,883,538
       Civic Center Project, Series B, AMBAC Insured, 5.00%, 6/01/27 ...................     46,400,000        47,220,816
       Refunding, Series F, NATL Insured, 5.00%, 9/01/21 ...............................     14,045,000        14,439,384
       Refunding, Series F, NATL Insured, 5.00%, 9/01/22 ...............................     14,730,000        15,096,630


                               38 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility,
       Series A, AMBAC Insured, 5.00%, 9/01/24 .........................................   $  5,000,000   $     5,125,100
    San Jose GO,
       Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28 .....................     11,600,000        11,902,992
       Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34 .......     15,820,000        16,196,674
       Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36 ......................     35,150,000        36,493,081
    San Jose RDA, MFHR, Miraido Village, Series A, GNMA Secured, 5.75%, 7/20/38 ........      7,110,000         7,124,149
    San Jose RDA Tax Allocation,
       Housing Set-Aside Merged Area, Series E, NATL Insured, 5.85%, 8/01/27 ...........      7,325,000         7,335,694
       Merged Area Redevelopment Project, Refunding, NATL Insured, 5.625%, 8/01/28 .....      2,030,000         2,034,385
       Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32 .......     13,395,000        11,937,892
       Series A, 6.50%, 8/01/18 ........................................................     10,000,000        11,168,400
       Series B, 7.00%, 8/01/35 ........................................................     28,565,000        31,492,056
    San Jose USD, COP, Refunding, FSA Insured, zero cpn.,
       1/01/27 .........................................................................      7,105,000         2,645,902
       1/01/29 .........................................................................      7,105,000         2,292,215
    San Jose USD Santa Clara County GO, Series A, FSA Insured, 5.00%,
       8/01/24 .........................................................................      9,200,000         9,509,764
       8/01/27 .........................................................................      9,150,000         9,432,826
    San Juan Basin Authority Lease Revenue, AMBAC Insured, 5.00%, 12/01/34 .............      4,000,000         3,497,720
    San Juan Bautista Water and Wastewater Revenue COP, Refunding, 6.25%, 10/01/43 .....      7,330,000         7,633,169
    San Juan USD, GO, Election of 1998, Series B, NATL Insured, zero cpn.,
       8/01/26 .........................................................................     15,825,000         6,049,423
       8/01/27 .........................................................................     18,605,000         6,472,866
       8/01/28 .........................................................................     19,470,000         6,294,456
    San Luis Obispo County Financing Authority Revenue, Nacimiento Water Project, Series
       A, NATL Insured, 5.00%, 9/01/32 .................................................     12,500,000        12,154,750
    San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22 .....................................     15,000,000        19,648,800
    San Marcos Public Facilities Authority Revenue,
       Refunding, 5.80%, 9/01/18 .......................................................      4,745,000         4,764,929
       Senior Tax Increment Project Area 3, Series A, NATL Insured, Pre-Refunded, 5.80%,
          10/01/30 .....................................................................      8,035,000         8,418,430
    San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Refunding,
       Series A, FSA Insured, 5.00%, 7/15/29 ...........................................      4,545,000         4,597,858
    San Mateo Flood Control District COP, Colma Creek Flood Control Zone, AMBAC Insured,
       5.00%, 8/01/39 ..................................................................      6,555,000         5,637,890
    San Mateo RDA Tax Allocation, Pre-Refunded, 5.60%, 8/01/25 .........................     10,185,000        10,850,386
    San Mateo UHSD,
       COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, zero cpn.
          to 12/15/19, 5.00% thereafter, 12/15/43 ......................................     11,535,000         4,507,647
       GO, Capital Appreciation, Election of 2000, Series B, FGIC Insured, zero cpn.,
          9/01/22 ......................................................................      5,000,000         2,709,950
       GO, Election of 2000, Series A, FGIC Insured, Pre-Refunded, 5.00%, 9/01/25 ......     13,865,000        14,752,221
    San Ramon PFA Tax Allocation Revenue, NATL Insured, 5.30%, 2/01/28 .................     18,360,000        17,742,553
    San Ramon Valley Fire Protection District COP, XLCA Insured, 5.00%, 8/01/36 ........      5,655,000         5,697,243
    San Ramon Valley USD, GO, Election of 2002,
       FSA Insured, 5.40%, 3/01/28 .....................................................     27,410,000        29,018,419
       NATL Insured, 5.00%, 8/01/25 ....................................................      9,215,000         9,729,842
       NATL Insured, 5.00%, 8/01/28 ....................................................     14,770,000        15,422,834


                               Annual Report | 39

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Sanger USD, GO, Election of 2006, Series A, FSA Insured, 5.00%, 8/01/27 ............   $  6,000,000   $     6,089,340
(b) Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%,
       11/15/20 ........................................................................      4,160,000         3,661,757
    Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC Insured,
       5.125%, 2/01/41 .................................................................     20,000,000        19,883,200
    Santa Clara Housing Authority MFHR, Elena Gardens Apartments Project, Series A,
       GNMA Secured, 6.40%, 6/20/35 ....................................................      5,305,000         5,319,642
    Santa Clara USD, COP, 5.375%, 7/01/31 ..............................................      7,575,000         7,808,158
    Santa Clarita Community College District GO, Election of 2006, NATL Insured, 5.00%,
       8/01/32 .........................................................................      9,765,000         9,847,710
    Santa Cruz City High School District GO, NATL Insured, 5.00%, 8/01/29 ..............     10,885,000        10,403,556
    Santa Cruz County RDA Tax Allocation, 7.00%, 9/01/36 ...............................      5,000,000         5,410,950
    Santa Margarita Water District Special Tax, Community Facilities District No. 99-1,
       Pre-Refunded, 6.00%, 9/01/30 ....................................................      9,000,000        10,380,600
    Santa Maria Bonita School District COP, NATL Insured, 7.00%, 3/01/16 ...............        325,000           325,137
    Santa Maria Water and Wastewater Revenue, COP, Series A, AMBAC Insured, 5.55%,
       8/01/27 .........................................................................     21,000,000        21,771,960
    Santee School District COP, Capital Improvement Project, Assured Guaranty, 5.50%,
       10/01/48 ........................................................................     15,460,000        15,711,225
    Saugus USD, GO, Series B, FSA Insured, Pre-Refunded, 5.00%, 8/01/29 ................      5,000,000         5,786,050
    School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint
       UHSD, Series A, FSA Insured, zero cpn., 8/01/42 .................................     49,000,000         5,933,410
    Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional
       Facility Project, Series A,
       5.95%, 1/01/11 ..................................................................        425,000           425,149
       6.05%, 1/01/17 ..................................................................      5,135,000         5,135,924
    Simi Valley USD, GO, Election of 2004, Series A, NATL Insured, Pre-Refunded, 5.00%,
       8/01/26 .........................................................................      6,000,000         6,858,780
    Snowline Joint USD, CFD Special Tax, No. 2002-1, Series A,
       5.30%, 9/01/29 ..................................................................      1,615,000         1,385,444
       5.40%, 9/01/34 ..................................................................      2,000,000         1,676,940
    Solano County COP, GO, NATL Insured, Pre-Refunded, 5.00%, 11/01/32 .................     14,665,000        16,086,478
    South Gate Utility Authority Revenue, Water and Sewer Systems Project, FGIC Insured,
       5.00%, 10/01/32 .................................................................      6,475,000         5,866,933
    Southern California Public Power Authority Natural Gas Project Revenue, Project
       No.1, Series A, 5.00%, 11/01/33 .................................................     17,500,000        16,395,050
    Southern California Public Power Authority Power Project Revenue,
       6.75%, 7/01/13 ..................................................................     10,000,000        11,655,500
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/11 ................................     12,000,000        11,857,320
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/12 ................................     16,890,000        16,367,592
       Series A, AMBAC Insured, ETM, zero cpn., 7/01/13 ................................     16,000,000        15,137,280
    Southern California Public Power Authority Project Revenue, Magnolia Power Project,
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/36 ...........................     15,800,000        17,689,206
    Southern California Public Power Authority Transmission Project Revenue,
       Southern Transmission Project, 6.125%, 7/01/18 ..................................      1,135,000         1,135,341
    Stockton East Water District COP, Capital Appreciation, 1990 Project, Series B, zero
       cpn., 4/01/16 ...................................................................    103,885,000        78,297,086
    Stockton Revenue, O'Connor Woods Housing Corp., Series A, 6.35%, 11/01/31 ..........      9,110,000         8,668,803


                               40 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Stockton Revenue COP, Wastewater System Project, Refunding, Series A, NATL Insured,
       5.20%, 9/01/29 ..................................................................   $ 19,160,000   $    19,190,656
    Stockton USD, GO,
       Election of 2000, NATL Insured, 5.00%, 1/01/27 ..................................      5,030,000         4,956,763
       NATL Insured, 5.00%, 1/01/28 ....................................................      5,335,000         5,211,922
    Suisun City PFA Tax Allocation Revenue, Capital Appreciation Redevelopment Project,
       Series A, zero cpn., 10/01/28 ...................................................     17,855,000         6,138,370
    Sweetwater UHSD, GO, Election of 2006, Series A, FSA Insured, 5.625%, 8/01/47 ......     10,000,000        10,276,500
    Tahoe Forest Hospital District Revenue, Series A, 5.90%, 7/01/29 ...................      1,635,000         1,552,024
    Thousand Oaks SFHMR, Capital Appreciation, Mortgage-Backed Securities Program,
       Refunding, Series A, GNMA Secured, zero cpn., 9/01/23 ...........................         16,000            73,978
    Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
       Asset-Backed Bonds, Series B, Pre-Refunded, 5.00%, 6/01/28 ......................     17,390,000        18,284,194
    Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
       Asset-Backed Bonds,
       Senior Series A, Pre-Refunded, 5.50%, 6/01/36 ...................................     80,500,000        88,358,410
       Senior Series A, Pre-Refunded, 5.625%, 6/01/43 ..................................    123,165,000       135,515,986
       Sub Series B, Pre-Refunded, 6.00%, 6/01/43 ......................................     48,435,000        53,678,089
    Tobacco Securitization Authority Tobacco Settlement Revenue, Series A, Pre-Refunded,
       5.375%, 6/01/41 .................................................................     30,250,000        31,935,530
    Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.50%,
       6/01/31 .........................................................................      4,385,000         4,419,115
    Trabuco Canyon PFA, Special Tax Revenue, Refunding,
       Series A, FSA Insured, 6.00%, 10/01/10 ..........................................      3,885,000         3,987,836
       Series A, FSA Insured, 6.10%, 10/01/15 ..........................................     13,220,000        14,699,054
       Series C, FSA Insured, 6.00%, 7/01/12 ...........................................      1,650,000         1,708,856
       Series C, FSA Insured, 6.10%, 7/01/19 ...........................................      5,215,000         6,139,776
    Tustin CFD No. 04-01 Special Tax, John Laing Homes,
       5.375%, 9/01/29 .................................................................      1,000,000           900,280
       5.50%, 9/01/34 ..................................................................      1,500,000         1,307,685
    Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety Police,
       6.00%, 8/01/44 ..................................................................     12,850,000        13,629,738
    University of California Regents Medical Center Pooled Revenue, Series A, NATL
       Insured, 4.50%, 5/15/47 .........................................................     66,335,000        60,504,817
    University of California Regents Revenue, Series A, NATL Insured, 4.50%, 5/15/37 ...     36,715,000        34,420,312
    University of California Revenues,
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/29 ..........................     17,300,000        17,542,546
       Limited Project, Series B, FSA Insured, 5.00%, 5/15/33 ..........................     15,000,000        15,137,700
       Limited Project, Series D, FGIC Insured, 5.00%, 5/15/37 .........................     10,000,000        10,011,300
       Limited Project, Series D, FGIC Insured, 5.00%, 5/15/41 .........................     22,500,000        22,428,450
       Multiple Purpose Projects, Series O, FGIC Insured, Pre-Refunded, 5.00%, 9/01/23 .      9,200,000         9,467,352
       Series O, FGIC Insured, Pre-Refunded, 5.25%, 9/01/34 ............................     21,235,000        21,873,324
       UCLA Medical Center, Series A, AMBAC Insured, 5.00%, 5/15/34 ....................      3,710,000         3,559,300
    Upland COP, San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 ..............      3,040,000         3,059,061
(b) Vacaville PFAR, Local Agency, 8.65%, 9/02/18 .......................................      3,855,000         3,415,530
    Vacaville USD, GO, Election of 2001, AMBAC Insured, 5.00%, 8/01/32 .................      7,790,000         7,525,218
    Vallejo PFA Local Agency Revenue, Hiddenbrooke Improvement District, Series A, 5.80%,
       9/01/31 .........................................................................      4,480,000         3,950,822


                               Annual Report | 41

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 .......   $  1,935,000   $     1,882,058
    Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, 5.00%,
       8/01/34 .........................................................................     20,000,000        20,013,400
    Vista Community Development Commission Tax Allocation Revenue, Vista Redevelopment
       Project Area, 5.875%, 9/01/37 ...................................................      5,000,000         4,780,400
    Vista USD, GO,
       Election of 2002, Series C, FSA Insured, 5.00%, 8/01/28 .........................      4,370,000         4,490,962
       Series B, FGIC Insured, 5.00%, 8/01/28 ..........................................      6,000,000         6,081,960
    Washington Township Health Care District Revenue, Refunding,
       5.25%, 7/01/29 ..................................................................      6,500,000         6,211,465
       Series A, 5.00%, 7/01/37 ........................................................      7,000,000         6,260,380
    West Contra Costa USD, GO,
       Election of 2002, Series C, FGIC Insured, 5.00%, 8/01/34 ........................     11,605,000        10,551,150
       Series A, FSA Insured, 5.00%, 8/01/35 ...........................................     12,000,000        11,696,400
    West Covina PFA Lease Revenue, Big League Dreams Project, Series A, 5.00%,
       6/01/30 .........................................................................      4,200,000         4,215,162
       6/01/36 .........................................................................      5,045,000         4,965,087
    West Kern Community College District COP, AMBAC Insured, 5.625%, 11/01/34 ..........     11,035,000        11,479,269
    West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured,
       5.00%, 9/01/34 ..................................................................      5,000,000         4,239,000
    Western Placer Unified School COP, Refinancing Project, Series B, Assured Guaranty,
       5.125%, 8/01/47 .................................................................     10,275,000         9,635,278
    Westlands Water District Revenue COP,
       NATL Insured, 5.00%, 9/01/26 ....................................................     13,150,000        13,309,246
       NATL Insured, 5.00%, 9/01/34 ....................................................     13,500,000        13,146,705
       Series A, NATL Insured, 5.00%, 9/01/30 ..........................................      6,250,000         6,282,063
       Series A, NATL Insured, 5.00%, 9/01/31 ..........................................      7,490,000         7,550,894
       Series A, NATL Insured, 5.00%, 9/01/35 ..........................................      6,910,000         6,687,636
    Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty,
       5.00%, 8/01/34 ..................................................................     18,980,000        18,483,673
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital,
       Pre-Refunded,
       5.60%, 6/01/22 ..................................................................     14,285,000        15,784,925
       5.75%, 6/01/31 ..................................................................     28,000,000        31,029,040
    William S. Hart UHSD, GO, Series A, NATL Insured, 5.00%, 9/01/27 ...................      8,685,000         8,853,142
    Yuba Community College District GO,
       Capital Appreciation, Election of 2006, Series B, AMBAC Insured, zero cpn.,
          8/01/39 ......................................................................      7,075,000           925,269
       Election of 2006, Series A, AMBAC Insured, 5.00%, 8/01/46 .......................     24,080,000        22,919,103
    Yucaipa Valley Water District Water System Revenue COP, Series A, NATL Insured,
       5.00%,
       9/01/29 .........................................................................     10,100,000        10,131,209
       9/01/34 .........................................................................     12,765,000        12,430,940
                                                                                                          ---------------
                                                                                                           12,711,492,129
                                                                                                          ---------------
    U.S. TERRITORIES 8.2%
    PUERTO RICO 8.1%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding,
       5.50%, 5/15/39 ..................................................................      7,210,000         6,374,794
       5.625%, 5/15/43 .................................................................     25,500,000        22,078,665


                               42 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series
        A, 6.00%, 7/01/44 ..............................................................   $ 10,500,000   $    10,849,965
    Puerto Rico Commonwealth GO,
       Public Improvement, Refunding, Series A, 5.50%, 7/01/32 .........................     30,000,000        30,056,400
       Public Improvement, Refunding, Series A, NATL Insured, 5.50%, 7/01/20 ...........     10,000,000        10,404,100
       Public Improvement, Series A, 5.125%, 7/01/28 ...................................     10,000,000         9,648,900
       Public Improvement, Series A, 5.125%, 7/01/31 ...................................     95,185,000        91,428,048
       Public Improvement, Series A, 6.00%, 7/01/38 ....................................     10,000,000        10,373,500
       Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/27 ......................     14,525,000        15,853,747
       Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 .....................     37,740,000        39,926,655
       Public Improvement, Series B, Pre-Refunded, 5.25%, 7/01/32 ......................     12,495,000        14,648,388
       Public Improvement, Series B, Pre-Refunded, 5.00%, 7/01/35 ......................     21,200,000        24,547,056
       Refunding, Series C, Sub Series C-7, NATL Insured, 6.00%, 7/01/27 ...............     21,000,000        21,954,450
       Series A, 5.25%, 7/01/32 ........................................................     10,000,000         9,718,100
       Series A, 5.25%, 7/01/33 ........................................................     11,300,000        10,916,591
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded, 5.00%, 7/01/36 ..........................................     63,000,000        72,946,440
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation
       Revenue,
       Refunding, Series A, NATL Insured, 5.00%, 7/01/38 ...............................      5,800,000         5,441,386
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ...............................      7,000,000         6,610,520
       Series B, Pre-Refunded, 6.00%, 7/01/31 ..........................................     13,000,000        13,299,520
       Series D, Pre-Refunded, 5.375%, 7/01/36 .........................................     45,000,000        49,174,200
       Series D, Pre-Refunded, 5.75%, 7/01/41 ..........................................     20,000,000        22,020,200
       Series K, Pre-Refunded, 5.00%, 7/01/40 ..........................................     30,000,000        34,727,100
       Series K, Pre-Refunded, 5.00%, 7/01/45 ..........................................     30,000,000        34,727,100
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       5.00%, 7/01/46 ..................................................................     20,000,000        18,231,000
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series
       A, AMBAC Insured, 5.00%, 7/01/31 ................................................      8,000,000         7,278,000
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, Pre-Refunded, 5.25%, 7/01/31 .........................................     48,000,000        53,070,240
       Series WW, 5.00%, 7/01/28 .......................................................     12,030,000        12,045,158
       Series WW, 5.25%, 7/01/33 .......................................................     32,250,000        32,204,205
(a)    Series XX, 5.25%, 7/01/40 .......................................................     14,000,000        13,831,440
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%,
       6/01/26 .........................................................................      6,800,000         6,862,968
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ............................................     26,510,000        26,212,823
       Refunding, Series M-3, NATL Insured, 6.00%, 7/01/24 .............................     21,535,000        22,586,985
       Refunding, Series M-3, NATL Insured, 6.00%, 7/01/27 .............................     15,000,000        15,681,750
       Refunding, Series M-3, NATL Insured, 6.00%, 7/01/28 .............................     10,000,000        10,474,900
       Refunding, Series N, 5.00%, 7/01/37 .............................................     50,000,000        45,056,500
       Series D, Pre-Refunded, 5.375%, 7/01/33 .........................................     73,490,000        80,135,701
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.50%, 8/01/29 ....................................................    129,995,000       140,243,806


                               Annual Report | 43

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
       Convertible Capital Appreciation, first sub., Series A, zero cpn. to 8/01/16,
          6.75% thereafter, 8/01/32 ....................................................   $ 80,000,000   $    61,763,200
       first sub., Series A, 5.75%, 8/01/37 ............................................     10,000,000        10,629,100
       first sub., Series A, 5.375%, 8/01/39 ...........................................     10,000,000        10,178,600
       first sub., Series A, 5.50%, 8/01/42 ............................................     10,000,000        10,274,100
       first sub., Series A, 6.00%, 8/01/42 ............................................      8,000,000         8,534,240
       Series A, 5.25%, 8/01/57 ........................................................     10,000,000         9,930,000
                                                                                                          ---------------
                                                                                                            1,162,950,541
                                                                                                          ---------------
    U.S. VIRGIN ISLANDS 0.1%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Diageo Project, Series
       A, 6.75%, 10/01/37 ..............................................................     10,000,000        10,868,000
                                                                                                          ---------------
    TOTAL U.S. TERRITORIES .............................................................                    1,173,818,541
                                                                                                          ---------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $13,758,468,213) ..........................................................                   13,885,310,670
                                                                                                          ---------------
    SHORT TERM INVESTMENTS 2.4%
    MUNICIPAL BONDS 2.4%
    CALIFORNIA 2.4%
(c) California Educational Facilities Authority Revenue, Chapman University,
       Refunding, Series A, Daily VRDN and Put, 0.28%, 10/01/36 ........................      8,815,000         8,815,000
(c) California PCFA, PCR, Pacific Gas and Electric Co., Refunding,
       Series C, Daily VRDN and Put, 0.30%, 11/01/26 ...................................      4,800,000         4,800,000
       Series F, Daily VRDN and Put, 0.27%, 11/01/26 ...................................     33,100,000        33,100,000
(c) California State Department of Water Resources Power Supply Revenue,
       Refunding, Series F, Sub Series F-4, Daily VRDN and Put, 0.27%, 5/01/22 .........     13,850,000        13,850,000
       Refunding, Sub Series I-2, Daily VRDN and Put, 0.27%, 5/01/22 ...................     23,150,000        23,150,000
       Series B, Sub Series B-1, Daily VRDN and Put, 0.27%, 5/01/22 ....................     29,995,000        29,995,000
(c) California State Economic Recovery GO, Series C-4, Daily VRDN and Put, 0.27%,
       7/01/23 .........................................................................     16,500,000        16,500,000
    California State Revenue, RAN, Sub Series A-1, 3.00%, 5/25/10 ......................    120,000,000       120,421,200
(c) Irvine 1915 Act Special Assessment, Limited Obligation, AD No. 93-14, Daily VRDN
       and Put, 0.26%, 9/02/25 .........................................................      4,275,000         4,275,000
(c) Los Angeles Department of Water and Power Revenue, Refunding, Series B-3, Daily
       VRDN and Put, 0.32%, 7/01/34 ....................................................     12,000,000        12,000,000
(c) Metropolitan Water District of Southern California Waterworks Revenue,
       Refunding, Series B-3, Daily VRDN and Put, 0.24%, 7/01/35 .......................        700,000           700,000
       Series C-2, Daily VRDN and Put, 0.33%, 7/01/36 ..................................     15,280,000        15,280,000


                               44 | Annual Report

Franklin California Tax-Free Income Fund

                                                                                             PRINCIPAL
                                                                                              AMOUNT           VALUE
                                                                                           ------------   ---------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
(c) Southern California Public Power Authority Power Project Revenue,
       Mead-Adelanto Project, Refunding, Series A, Daily VRDN and Put, 0.27%, 7/01/20 ..   $ 47,700,000   $    47,700,000
       Mead-Phoenix Project, Refunding, Series A, Daily VRDN and Put, 0.27%, 7/01/20 ...     13,200,000        13,200,000
                                                                                                          ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $343,678,639) ...................................                      343,786,200
                                                                                                          ---------------
    TOTAL INVESTMENTS (COST $14,102,146,852) 99.0% .....................................                   14,229,096,870
    OTHER ASSETS, LESS LIABILITIES 1.0% ................................................                      142,863,625
                                                                                                          ---------------
    NET ASSETS 100.0% ..................................................................                  $14,371,960,495
                                                                                                          ===============

See Abbreviations on page 58.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2010, the aggregate value of these securities was $8,277,330, representing 0.06% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 45

Franklin California Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2010

Assets:
   Investments in securities:
      Cost ...................................................   $14,102,146,852
                                                                 ===============
      Value ..................................................   $14,229,096,870
   Cash ......................................................            87,548
   Receivables:
      Capital shares sold ....................................        18,777,024
      Interest ...............................................       179,123,434
   Other assets ..............................................            35,451
                                                                 ---------------
         Total assets ........................................    14,427,120,327
                                                                 ---------------
Liabilities:
   Payables:
      Investment securities purchased ........................        23,701,520
      Capital shares redeemed ................................        22,000,235
      Affiliates .............................................         8,575,526
   Accrued expenses and other liabilities ....................           882,551
                                                                 ---------------
         Total liabilities ...................................        55,159,832
                                                                 ---------------
            Net assets, at value .............................   $14,371,960,495
                                                                 ===============
Net assets consist of:
   Paid-in capital ...........................................   $14,258,691,503
   Undistributed net investment income .......................        40,270,521
   Net unrealized appreciation (depreciation) ................       126,950,018
   Accumulated net realized gain (loss) ......................       (53,951,547)
                                                                 ---------------
            Net assets, at value .............................   $14,371,960,495
                                                                 ===============

   The accompanying notes are an integral part of these financial statements.


                               46 | Annual Report

Franklin California Tax-Free Income Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010

CLASS A:
   Net assets, at value ......................................   $12,789,616,229
                                                                 ---------------
   Shares outstanding ........................................     1,829,663,147
                                                                 ---------------
   Net asset value per share(a) ..............................   $          6.99
                                                                 ---------------
   Maximum offering price per share
      (net asset value per share / 95.75%) ...................   $          7.30
                                                                 ---------------
CLASS B:
   Net assets, at value ......................................   $    75,559,285
                                                                 ---------------
   Shares outstanding ........................................        10,815,544
                                                                 ---------------
   Net asset value and maximum offering price per share(a) ...   $          6.99
                                                                 ---------------
CLASS C:
   Net assets, at value ......................................   $ 1,113,727,811
                                                                 ---------------
   Shares outstanding ........................................       159,584,811
                                                                 ---------------
   Net asset value and maximum offering price per share(a) ...   $          6.98
                                                                 ---------------
ADVISOR CLASS:
   Net assets, at value ......................................   $   393,057,170
                                                                 ---------------
   Shares outstanding ........................................        56,310,611
                                                                 ---------------
   Net asset value and maximum offering price per share ......   $          6.98
                                                                 ---------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin California Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2010

Investment income:
   Interest ...................................................   $  749,935,591
                                                                  --------------
Expenses:
   Management fees (Note 3a) ..................................       61,719,014
   Distribution fees: (Note 3c)
      Class A .................................................       11,578,470
      Class B .................................................          683,040
      Class C .................................................        6,385,385
   Transfer agent fees (Note 3e) ..............................        3,706,509
   Custodian fees .............................................          183,459
   Reports to shareholders ....................................          313,335
   Registration and filing fees ...............................          103,259
   Professional fees ..........................................          193,776
   Trustees' fees and expenses ................................          171,481
   Other ......................................................          511,107
                                                                  --------------
         Total expenses .......................................       85,548,835
                                                                  --------------
            Net investment income .............................      664,386,756
                                                                  --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................      (28,347,245)
   Net change in unrealized appreciation (depreciation) on
      investments .............................................    1,194,133,721
                                                                  --------------
Net realized and unrealized gain (loss) .......................    1,165,786,476
                                                                  --------------
Net increase (decrease) in net assets resulting from
   operations .................................................   $1,830,173,232
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Franklin California Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED MARCH 31,
                                                                               ---------------------------------
                                                                                     2010              2009
                                                                               ---------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................   $   664,386,756   $   663,311,892
      Net realized gain (loss) from investments ............................       (28,347,245)        7,854,900
      Net change in unrealized appreciation (depreciation) on investments ..     1,194,133,721    (1,232,211,195)
                                                                               ---------------   ---------------
         Net increase (decrease) in net assets resulting from operations ...     1,830,173,232      (561,044,403)
                                                                               ---------------   ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...........................................................      (606,199,769)     (604,283,773)
         Class B ...........................................................        (4,694,465)       (7,475,118)
         Class C ...........................................................       (42,048,530)      (35,326,363)
         Advisor Class .....................................................       (15,717,798)      (10,093,660)
                                                                               ---------------   ---------------
   Total distributions to shareholders .....................................      (668,660,562)     (657,178,914)
                                                                               ---------------   ---------------
   Capital share transactions: (Note 2)
         Class A ...........................................................       110,543,512       (64,204,271)
         Class B ...........................................................       (69,963,859)      (54,338,724)
         Class C ...........................................................       215,616,653       145,406,870
         Advisor Class .....................................................       143,840,175        63,869,955
                                                                               ---------------   ---------------
   Total capital share transactions ........................................       400,036,481        90,733,830
                                                                               ---------------   ---------------
   Redemption fees .........................................................                --             9,671
                                                                               ---------------   ---------------
         Net increase (decrease) in net assets .............................     1,561,549,151    (1,127,479,816)
                                                                               ===============   ===============
Net assets:
   Beginning of year .......................................................    12,810,411,344    13,937,891,160
                                                                               ---------------   ---------------
   End of year .............................................................   $14,371,960,495   $12,810,411,344
                                                                               ===============   ===============
Undistributed net investment income included in net assets:
   End of year .............................................................   $    40,270,521   $    46,407,094
                                                                               ===============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 49

Franklin California Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

The Fund may purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               50 | Annual Report

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                               Annual Report | 51

Franklin California Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At March 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED MARCH 31,
                                                       ---------------------------------------------------------------
                                                                  2010                                 2009
                                                       ------------------------------   ------------------------------
                                                          SHARES          AMOUNT           SHARES          AMOUNT
                                                       ------------   ---------------   ------------   ---------------
CLASS A SHARES:
   Shares sold .....................................    192,907,901   $ 1,312,091,630    257,050,733   $ 1,731,370,342
   Shares issued in reinvestment of distributions ..     54,841,468       370,793,757     52,492,448       350,584,615
   Shares redeemed .................................   (231,184,997)   (1,572,341,875)  (328,221,841)   (2,146,159,228)
                                                       ------------   ---------------   ------------   ---------------
   Net increase (decrease) .........................     16,564,372   $   110,543,512    (18,678,660)  $   (64,204,271)
                                                       ============   ===============   ============   ===============
CLASS B SHARES:
   Shares sold .....................................        186,290   $     1,262,427        435,292   $     2,940,919
   Shares issued in reinvestment of distributions ..        480,914         3,231,108        755,266         5,058,277
   Shares redeemed .................................    (10,982,896)      (74,457,394)    (9,443,463)      (62,337,920)
                                                       ------------   ---------------   ------------   ---------------
   Net increase (decrease) .........................    (10,315,692)  $   (69,963,859)    (8,252,905)  $   (54,338,724)
                                                       ============   ===============   ============   ===============


                               52 | Annual Report

Franklin California Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)


                                                                            YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------------
                                                                2010                                 2009
                                                     ------------------------------   ------------------------------
                                                        SHARES          AMOUNT           SHARES          AMOUNT
                                                     ------------   ---------------   ------------   ---------------
CLASS C SHARES:
   Shares sold ...................................     52,194,739   $   355,987,802     46,596,514   $   316,013,313
   Shares issued in reinvestment of
      distributions ..............................       4,332,171        29,299,082      3,535,047        23,542,562
   Shares redeemed ...............................    (24,924,683)     (169,670,231)   (29,711,732)     (194,149,005)
                                                     ------------   ---------------   ------------   ---------------
   Net increase (decrease) .......................     31,602,227   $   215,616,653     20,419,829   $   145,406,870
                                                     ============   ===============   ============   ===============
ADVISOR CLASS SHARES:
   Shares sold ...................................     29,620,760   $   199,953,550     21,403,549   $   142,560,071
   Shares issued in reinvestment of
      distributions ..............................       1,376,443         9,322,400        930,489         6,169,704
   Shares redeemed ...............................     (9,571,362)      (65,435,775)   (13,064,166)      (84,859,820)
                                                     ------------   ---------------   ------------   ---------------
   Net increase (decrease) .......................     21,425,841   $   143,840,175      9,269,872   $    63,869,955
                                                     ============   ===============   ============   ===============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                     AFFILIATION
----------                                                     -----------
Franklin Advisers, Inc. (Advisers)                             Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                               Annual Report | 53

Franklin California Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement plans
   Class A ........   0.10%
Compensation plans
   Class B ........   0.65%
   Class C ........   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $3,048,368
Contingent deferred sales charges retained ...................   $  433,533

E. TRANSFER AGENT FEES

For the year ended March 31, 2010, the Fund paid transfer agent fees of $3,706,509, of which $2,277,041 was retained by Investor Services.


                               54 | Annual Report

Franklin California Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2010, the capital loss carryforwards were as follows:


Capital loss carryforwards expiring in:
   2016 ...............................   $18,263,066
   2017 ...............................     5,213,307
   2018 ...............................    19,023,015
                                          -----------
                                          $42,499,388
                                          ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2010, the Fund deferred realized capital losses of $8,598,324.

The tax character of distributions paid during the years ended March 31, 2010 and 2009, was as follows:

                                2010           2009
                            ------------   ------------
Distributions paid from -
   Tax exempt income ....   $668,660,562   $657,178,914

At March 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments .........................   $14,095,230,140
                                                ---------------
Unrealized appreciation .....................   $   544,010,941
Unrealized depreciation .....................      (410,144,211)
                                                ---------------
Net unrealized appreciation (depreciation) ..   $   133,866,730
                                                ---------------
Undistributed tax exempt income .............   $    30,466,622
Undistributed ordinary income ...............            33,353
                                                ---------------
Distributable earnings ......................   $    30,499,975
                                                ---------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2010, aggregated $1,080,713,768 and $965,052,335, respectively.


                               Annual Report | 55

Franklin California Tax-Free Income Fund

6. CREDIT RISK

At March 31, 2010, the Fund had 6.2% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended March 31, 2010, the Fund did not utilize the Global Credit Facility.


                               56 | Annual Report

Franklin California Tax-Free Income Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At March 31, 2010, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.

10. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 57

Franklin California Tax-Free Income Fund

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
AD       - Assessment District
AGM      - Assured Guaranty Municipal Corp.
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
BHAC     - Berkshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFAR     - Housing Finance Authority Revenue
HMR      - Home Mortgage Revenue
IDR      - Industrial Development Revenue
MBS      - Mortgage-Backed Security
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MTA      - Metropolitan Transit Authority
MUD      - Municipal Utility District
NATL     - National Public Financial Guarantee Corp.
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
RAN      - Revenue Anticipation Note
RDA      - Redevelopment Agency/Authority
RMR      - Residential Mortgage Revenue
SFHMR    - Single Family Home Mortgage Revenue
SFMR     - Single Family Mortgage Revenue
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                               58 | Annual Report

Franklin California Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the "Fund") at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 19, 2010


                               Annual Report | 59

Franklin California Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2010. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2011, shareholders will be notified of amounts for use in preparing their 2010 income tax returns.


                               60 | Annual Report

Franklin California Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF
                                                                   PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                  LENGTH OF      COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED     BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------- ------------------ ------------------ ----------------------------------------------
HARRIS J. ASHTON (1932)         Trustee         Since 1977               133          Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)                 Trustee         Since 2007               110          ICO Global Communications
One Franklin Parkway                                                                  (Holdings) Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee         Since 1998               133          Hess Corporation (exploration and
One Franklin Parkway                                                                  refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                              Company (processed foods and allied
                                                                                      products), RTI International Metals,
                                                                                      Inc. (manufacture and distribution
                                                                                      of titanium), Canadian National
                                                                                      Railway (railroad) and White
                                                                                      Mountains Insurance Group, Ltd.
                                                                                      (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 61

                                                                       NUMBER OF
                                                                   PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                  LENGTH OF      COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED     BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------- ------------------ ------------------ ----------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee         Since 2007               109          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

J. MICHAEL LUTTIG (1954)        Trustee         Since December           133          Boeing Capital Corporation (aircraft
One Franklin Parkway                            2009                                  financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)           Trustee         Since 2006               133          Hess Corporation (exploration and
One Franklin Parkway                                                                  refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee         Since 2007               141          Cbeyond (business communication
One Franklin Parkway                                                                  provider)
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead            Trustee since            110          None
One Franklin Parkway            Independent     2007 and Lead
San Mateo, CA 94403-1906        Trustee         Independent
                                                Trustee since
                                                2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).


                               62 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF
                                                                       PORTFOLIOS
                                                                        IN FUND
NAME, YEAR OF BIRTH                                  LENGTH OF      COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED     BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------- ------------------ ------------------ ----------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,        Trustee since            133          None
One Franklin Parkway            President,      1977, President
San Mateo, CA 94403-1906        Chief           since 1984, Chief
                                Executive       Executive Officer
                                Officer -       - Investment
                                Investment      Management
                                Management      since 2002 and
                                and Chairman    Chairman of the
                                of the Board    Board since 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) Trustee and     Trustee since            52           None
One Franklin Parkway            Vice President  1983 and Vice
San Mateo, CA 94403-1906                        President since
                                                1982

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)           Vice President  Since 1999         Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

RAFAEL R. COSTAS, JR. (1965)    Vice President  Since 1999         Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

JAMES M. DAVIS (1952)           Chief           Chief Compliance   Not Applicable     Not Applicable
One Franklin Parkway            Compliance      Officer since 2004
San Mateo, CA 94403-1906        Officer and     and Vice
                                Vice President  President - AML
                                - AML           Compliance since
                                Compliance      2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).


                               Annual Report | 63

                                                                       NUMBER OF
                                                                   PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                  LENGTH OF     COMPLEX OVERSEEN
AND ADDRESS                        POSITION         TIME SERVED     BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------             --------------- ------------------ ------------------ ----------------------------------------------
LAURA F. FERGERSON (1962)       Chief           Since 2009         Not Applicable     Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)            Treasurer,      Since 2009         Not Applicable     Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)          Vice President  Since 2009         Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)            Vice President  Since 2000         Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President  Since August 2009  Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Vice President  Since August 2009  Not Applicable     Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               64 | Annual Report

                                                                        NUMBER OF
                                                                   PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                  LENGTH OF      COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------- ------------------ ------------------ ----------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President  Since 2006         Not Applicable     Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President  Since 2005         Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)             Vice President  Since 1999         Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 65

Franklin California Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               66 | Annual Report

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended December 31, 2009, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund's income return for the one-year period to be in the highest quintile of its performance


                               Annual Report | 67

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

universe and on an annualized basis to be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund's total return for the one-year period to be above the median of the performance universe, and on an annualized basis to be in either the highest or second-highest quintile of such universe for the previous three-, five-and 10-year periods. The Board expressed its satisfaction with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund's contractual investment management fee rate to be in the middle quintile of its Lipper expense group, but its actual total expense ratio to be in the least expensive quintile of such group. The Board was satisfied with the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the


                               68 | Annual Report

Franklin California Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund's net assets were approximately $14.2 billion at December 31, 2009, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.


                               Annual Report | 69

Franklin California Tax-Free Income Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               70 | Annual Report

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund(2)
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund(4)
Templeton Global Long-Short Fund(5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund(6)
Franklin Templeton Conservative Allocation Fund(7)
Franklin Templeton Growth Allocation Fund(7)
Franklin Templeton Moderate Allocation Fund(7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government
Securities Fund(8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(9)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(12)
Michigan(12)
Minnesota(12)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(12)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(13)

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest Fund. The fund's investment goal and strategy remained unchanged.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global Discovery Fund. The fund's investment goal and strategy remained unchanged.

5. Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

6. Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

7. Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

8. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

9. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

10.  The fund invests primarily in insured municipal securities.

11. These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

12. The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

13. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                                     Not part of the report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

112 A 05/10



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $94,918 for the fiscal year ended March 31, 2010 and $95,021 for the fiscal year ended March 31, 2009.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended March 31, 2010 and $4,000 for the fiscal year ended March 31, 2009. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $10,582 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2010 and $273,495 for the fiscal year ended March 31, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of
     (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant  described in paragraphs
(b)-(d) of Item 4 were  approved by the audit  committee  pursuant to  paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended March 31, 2010 and $288,077 for the fiscal year ended March 31, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.     N/A


ITEM 6. SCHEDULE OF INVESTMENTS.             N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND



By /s/LAURA F. FERGERSON
  -----------------------
  Laura F. Fergerson
  Chief Executive Officer -
   Finance and Administration
Date  May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/LAURA F. FERGERSON
  -----------------------
  Laura F. Fergerson
  Chief Executive Officer -
   Finance and Administration
Date  May 27, 2010



By/s/GASTON GARDEY
  ------------------------
 Gaston Gardey
 Chief Financial Officer and
   Chief Accounting Officer
Date  May 27, 2010